UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01880

The Income Fund of America

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Michael W. Stockton

The Income Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Income Fund of America®

Annual report for the year ended July 31, 2018

Seeking high current
income through a
flexible mix of stocks
and bonds

The Income Fund of America seeks current income while secondarily striving for capital growth.

This fund is one of more than 40 offered by Capital Group, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2018 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	-0.30%	6.51%	6.62%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.55% for Class A shares as of the prospectus dated October 1, 2018 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of August 31, 2018, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.78%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.62%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

8	The portfolio at a glance

9	Summary investment portfolio

17	Financial statements

43	Board of trustees and other officers

Fellow investors:

For its recently concluded fiscal year, the Income Fund of America advanced 6.98%. The fund paid dividends totaling 66 cents a share. It also paid capital gains totaling 50 cents a share.

The fund outpaced its peer group, as measured by the Lipper Income Funds Index, which rose 4.29%. The fund’s return also exceeded that of the bond market, as measured by the unmanaged Bloomberg Barclays U.S. Aggregate Index, which declined 0.80%.

The Income Fund of America, which invests in both stocks and bonds, lagged the broader equity market. The unmanaged Standard & Poor’s 500 Composite Index recorded a 16.24% total return. The S&P 500 is a market-capitalization weighted index based on the results of approximately 500 widely held common stocks.

As you can see in the table below, the fund has fared well against the Lipper and Bloomberg Barclays indexes for all the periods shown.

A strong start, followed by rising volatility

The fiscal year began on an upbeat note, as the U.S., Europe, Japan and China enjoyed a period of synchronized economic growth, driving solid gains across most major equity markets. Stock market returns were bolstered by rising corporate earnings, the passage of sweeping tax cuts in the U.S. and accommodative monetary policy across most major markets. By February, however, equity markets came under pressure as investors became increasingly concerned about deteriorating trade relations, political turmoil, rising U.S. interest rates and signs of slowing economic growth in Europe and Japan. In the closing weeks of the period, tariffs on $34 billion of U.S. imports from China took effect.

Despite the increased volatility, U.S. equity markets ended the fiscal year in solidly positive territory as robust economic

Results at a glance

For periods ended July 31, 2018, (with all distributions reinvested)

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (12/1/73)[1]

The Income Fund of America (Class A shares)	6.98%	7.66%	7.62%	10.95%
Standard & Poor’s 500 Composite Index	16.24	13.12	10.67	11.10
Bloomberg Barclays U.S. Aggregate Index[2]	–0.80	2.25	3.73	7.22
65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index[3]	10.10	9.33	8.47	10.01
Lipper Income Funds Index[4]	4.29	5.08	5.45	—

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company became the fund’s investment adviser.
[2]	Source: Bloomberg Index Services Ltd. From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not yet exist.
[3]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.
[4]	Source: Thomson Reuters Lipper. The inception date for the index was December 31, 1988; therefore, no lifetime return is shown. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding category.

The Income Fund of America	1

growth and the lower tax rates boosted earnings growth for U.S. companies. The U.S. economy grew 4.2% in the second quarter – its strongest pace in nearly four years – powered by strong exports and a rebound in consumer spending.

Inflation showed signs of stabilizing toward the end of the period; the core personal consumption expenditure index rose 1.9% for the third straight month in June. The Federal Reserve hiked the federal funds target rate in June by 25 basis points, to between 1.75% and 2.0%. The Fed also signaled two more rate increases later in the year, for a total of four in 2018. The faster pace of rate hikes likely reflects a brighter near-term outlook for U.S. growth.

Much of the market leadership was among growth-oriented technology and consumer discretionary companies. Higher dividend-paying stocks, the focus of this fund, tended to trail the broader market. This affected the fund’s return on a relative basis.

Positive contributions from a wide range of stocks

Rather than pursuing overarching macroeconomic or market themes, the fund’s managers build the portfolio stock by stock, based on the merits of each individual company. Companies across a variety of sectors and industries contributed to the fund’s positive result. This approach is reflected in the fund’s 10 largest holdings, which range from a software maker to a chemical manufacturer to banks.

Each of the portfolio’s 10 largest holdings notched gains, contributing to the fund’s overall positive result. Among the most noteworthy of these were top holding Microsoft (up 45.91%), semiconductor maker Intel (up 35.61%) and financial markets operator CME Group (up 29.77%).

A boost from technology shares

Microsoft was the fund’s largest position at the end of the period, representing about 2.7% of portfolio’s holdings. Shares rose partly on the strength of revenue growth from its Azure cloud-computing service and sales of Microsoft’s Office 365 — a cloud delivered, subscription-based productivity suite. Intel, one of the world’s leading semiconductor makers and the fund’s third-largest investment, surged partly due to strong growth from its non-PC businesses, primarily data centers, as well as better than expected earnings and revenue. Holdings of Taiwan Semiconductor Manufacturing Co. gained 13.54% during the period.

While these investments and other positions in information technology contributed to the fund’s overall positive result, a lighter concentration in the sector relative to the broader market proved to be a slight drag on returns. The fund had relatively light exposure to technology companies because many don’t pay a dividend or they pay one that’s too low to help the fund achieve its income objective.

Fund benefits from rising oil prices

Oil prices rallied during the fiscal year, with crude bolstered by geopolitical tensions in the Middle East and the U.S. government’s decision to re-impose sanctions on oil producer Iran. Oil and natural gas exploration company Occidental Petroleum soared 35.52% on stronger earnings. Profitability was helped by higher oil prices, lower expenses and increased operational efficiency. Among other notable holdings in the energy sector, Chevron, the fund’s sixth-largest position, recorded a 15.64% gain and No. 8 holding Royal Dutch Shell rose 22.85% as the company beat first-quarter earnings forecasts.

Mixed results from financials, health care

Holdings in financials and the health care sector produced mixed results. Among financials, the aforementioned CME Group, operator of the world’s largest futures exchange, surged as it

Striking a balance between return and volatility

The Income Fund of America takes a sensible approach to income. Looking back 10 years, the fund has provided higher returns than bonds and income funds, and lower volatility than stocks. In addition, as can be seen on page 1, the fund’s lifetime results surpass those of both the stock and bond indexes.

Sources: Stocks — S&P 500; Bonds — Bloomberg Barclays U.S. Aggregate Index; Income funds — Lipper Income Funds Index. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

2	The Income Fund of America

benefited from rising derivatives volumes against increased capital market volatility. At the end of March, the futures trading giant reached a deal to acquire U.K.-based trading group NEX, a provider of currency and fixed income platforms, for $5.5 billion. Also among the fund’s top 10 holdings in the financials sector, J.P. Morgan Chase (25.22%) and Wells Fargo (6.21%) both finished higher. The sector has benefited from the prospect of rising interest rates, which could improve banks’ net interest margins, and a less restrictive regulatory environment under the Trump administration.

However, investments in BNP Paribas (–16.17%) and Société Générale (–24.14%), banks domiciled in France, and insurer AXA (–14.55%) all posted double-digit declines. With respect to the health care sector, Merck, a leading pharmaceutical company and the fund’s second biggest position, rose modestly as positive results from clinical trials of its cancer drug Keytruda and new regulatory approvals bolstered sentiment on the company’s growth outlook. The European Union granted regulatory approval for Merck’s ovarian cancer treatment Lynparza. Meanwhile, the Food and Drug Administration approved Lynparza as a treatment for metastatic breast cancer. Nevertheless, Merck’s advance trailed that of the broader stock market. Among the fund’s other notable health care holdings, AstraZeneca advanced 29.46%, while Abbvie recorded a 31.93% gain.

Consumer staples weigh on results

Investments in the consumer staples sector held back the fund’s overall result. Shares of tobacco companies suffered in general from concerns about weak momentum in next generation tobacco products together with slowing sales of conventional cigarettes. British American Tobacco slid 11.50% as revenues fell short of analyst expectations. Tobacco companies Altria (-9.68%) and Philip Morris International (-26.06%) also declined.

Also among consumer staples, consumer goods maker Procter & Gamble slid 10.94%.

Investments abroad deliver mixed results

The Income Fund of America can invest up to 30% of its assets in stocks outside the U.S. During the past fiscal year, a number of our non-U.S. holdings contributed to absolute returns, particularly among non-U.S. pharmaceutical companies. AstraZeneca, for example, is based in the United Kingdom, as is GlaxoSmithKline, which also advanced during the period. However, signs of slower growth in some overseas markets and a strengthening U.S. dollar proved to be headwinds for some non-U.S. holdings. Canadian energy transportation company Enbridge, for example, declined, as did French banks BNP Paribas, Societe Generale and British American Tobacco.

The importance of bonds

Bonds continue to play an important role in the fund, providing income and mitigating volatility. Bonds made up about 23% of the portfolio at period-end. The fund’s fixed income allocation was composed of high-yield and investment-grade corporate bonds, as well as U.S. Treasuries. High-yield bonds advanced and were a significant source of income. However, with credit spreads tightening, we have grown more cautious about high yield bonds and have taken steps to reduce the fund’s exposure to credit. Amid rising rates and a strengthening economy, returns for holdings of U.S. Treasuries and investment grade corporate bonds were more mixed.

Outlook

Looking forward, we expect the U. S. economy to continue growing at a healthy rate, bolstered in the near term by the new tax-cuts. We have yet to see any meaningful excesses in the economy that might signal a recession.

That said, after more than nine years of economic expansions, we see some

A track record of high current income

All numbers calculated by Lipper.

The Income Fund of America	3

About your fund

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Resilience during stock market declines	The Income Fund of America (IFA) vs. the S&P 500 during market declines*

Dates of decline	S&P 500 cumulative total return	IFA cumulative total return	IFA advantage (percentage points)
September 21, 1976, through March 6, 1978	–13.5%	1.9%	15.4%
November 28, 1980, through August 12, 1982	–20.2	19.0	39.2
August 25 through December 4, 1987	–32.8	–13.6	19.2
July 16 through October 11, 1990	–19.2	–10.2	9.0
July 17 through August 31, 1998	–19.2	–9.5	9.7
March 24, 2000, through October 9, 2002	–47.4	0.7	48.1
October 9, 2007, through March 9, 2009	–55.3	–43.5	11.8
April 29 through October 3, 2011	–18.6	–11.6	7.0

*	Periods shown reflect S&P 500 price declines of 15% or more (without dividends reinvested) based on 100% recovery between declines (except for a 78% recovery between 3/6/78 and 11/28/80 and a 77% recovery between 3/9/09 and 4/29/11). The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Withdrawing income: the dividend advantage

Most fund investors reinvest their dividends, but some use dividends to meet current expenses. As shown below, the fund’s income has allowed withdrawals to be made without invading principal.

Charts show hypothetical $10,000 investments in the fund at net asset value) and in the S&P 500 from January 1, 1974, to July 31, 2018. Example assumes an annual withdrawal equaling $500 the first year on December 31, 1974, and then increasing by 5% each year thereafter. Over the period, total withdrawals from each of the fund and the index come to $75,572.

Historical benefits of income

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500 and three-month U.S. Treasury bills. Over the past 44 years, income from the fund has been substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for Treasury bills is the Federal Reserve. Income from three-month Treasury bills assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity; the fund is not guaranteed.

For both charts, source for The Income Fund of America & the S&P 500: Thomson InvestmentView.

4	The Income Fund of America

reasons for caution. Valuations in many areas of the U.S. stock market are elevated, growth has slowed in some overseas markets and the Federal Reserve remains on a course of tightening monetary policy. Global trade disputes and geopolitical tensions have led to spikes in market volatility. Amid these challenges, we have adopted a more conservative approach to the market, raising the fund’s cash holdings to help provide ballast during volatile periods and to leave ourselves with the flexibility to invest selectively in periods when volatility rises.

Indeed, despite the challenges posed by this investment environment, we are continuing to find opportunities to invest in select companies that we believe have the potential to reward long-term investors. We thank you for your commitment to The Income Fund of America and look forward to reporting to you again in six months.

Cordially,

Hilda L. Applbaum
President

Andrew B. Suzman
President

September 10, 2018

For current information about the fund, visit americanfunds.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Income Fund of America’s portfolio through the revenue lens. The charts below show the countries and regions in which the fund’s equity investments are located and where the revenue comes from.

The Income Fund of America vs. the S&P 500 with income reinvested

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	70%	100%
■	Canada	2	—
■	Europe	21	—
■	Japan	—	—
■	Asia-Pacific ex. Japan	3	—
■	Emerging markets	4	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	51%	62%
■	Canada	2	2
■	Europe	15	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	4	1
■	Emerging markets	25	20
	Total	100%	100%

Source: Capital Group (as of July 31, 2018).

The Income Fund of America	5

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period December 1, 1973 (when Capital Research and Management Company became the fund’s investment adviser), through July 31, 1974.
[4]	Includes reinvested dividends of $507,982 and reinvested capital gain distributions of $165,139.
[5]	The indexes are unmanaged and include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses. Investors cannot invest directly in an index.
[6]	From December 1, 1973, through December 31, 1975, the Bloomberg Barclays U.S. Government/Credit Index was used because the Bloomberg Barclays U.S. Aggregate Index did not exist.
[7]	Includes capital gain distributions of $26,826 but does not reflect income dividends of $78,839 taken in cash.
[8]	From April 1990 to September 1994 and from September 2003 to March 2009, the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.
[9]	The 65%/35% S&P 500 Index/Bloomberg Barclays U.S. Aggregate Index blends the S&P 500 Index with the Bloomberg Barclays U.S. Aggregate Index by weighting their total returns at 65% and 35%, respectively. Results assume the blend is rebalanced monthly.

6	The Income Fund of America

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Investment management — bolstered by experience and careful research — can add even more value. As the chart below shows, over its lifetime, The Income Fund of America (IFA) has fared well against both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

The Income Fund of America	7

The portfolio at a glance

July 31, 2018

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Financials	8.66%
Energy	6.87
Information technology	6.85
Health care	6.61
Industrials	6.40

Ten largest common stock holdings

Percent of net assets
Microsoft	2.67%
Merck	2.07
Intel	1.82
DowDuPont	1.60
Verizon Communications	1.49
Chevron	1.48
CME Group	1.47
Royal Dutch Shell	1.45
JPMorgan Chase	1.42
Coca-Cola	1.42

Country diversification by domicile

Percent of net assets
United States	66.51%
United Kingdom	9.28
Eurozone*	5.33
Canada	1.73
Taiwan	1.17
Other countries	5.38
Short-term securities & other assets less liabilities	10.60

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

July 31, 2017

Investment mix by security type	Percent of net assets

Five largest sectors in common stock holdings

Percent of net assets
Industrials	10.97%
Information technology	8.55
Financials	8.17
Consumer staples	7.80
Energy	6.42

Ten largest common stock holdings

Percent of net assets
Microsoft	3.32%
Lockheed Martin	1.99
McDonald’s	1.88
Intel	1.87
Merck	1.84
General Electric	1.61
JPMorgan Chase	1.60
Wells Fargo	1.52
Enbridge	1.46
Coca-Cola	1.42

Country diversification by domicile

Percent of net assets
United States	68.05%
United Kingdom	9.39
Eurozone†	7.42
Canada	2.54
Taiwan	1.37
Hong Kong	1.29
Australia	1.09
Other countries	3.67
Short-term securities & other assets less liabilities	5.18

†	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain.

8	The Income Fund of America

Summary investment portfolio July 31, 2018

Common stocks 65.99%	Shares	Value (000)
Financials 8.66%
CME Group Inc., Class A	10,140,400	$1,613,541
JPMorgan Chase & Co.	13,574,539	1,560,393
Wells Fargo & Co.	27,158,053	1,555,885
HSBC Holdings PLC (GBP denominated)	78,123,069	749,058
Blackstone Group LP	13,170,000	459,896
Other securities		3,573,883
		9,512,656

Energy 6.87%
Chevron Corp.	12,904,500	1,629,451
Royal Dutch Shell PLC, Class B (ADR)	11,771,000	836,212
Royal Dutch Shell PLC, Class B	21,474,147	752,986
Royal Dutch Shell PLC, Class A (GBP denominated)	28,526	979
Royal Dutch Shell PLC, Class A (ADR)	1,215	83
Occidental Petroleum Corp.	13,738,000	1,153,030
Enbridge Inc.	23,589,090	835,762
Enbridge Inc. (CAD denominated)	1,599,629	56,811
BP PLC	104,119,900	783,486
ConocoPhillips	7,150,000	516,015
Other securities		978,833
		7,543,648

Information technology 6.85%
Microsoft Corp.	27,664,154	2,934,613
Intel Corp.	41,503,100	1,996,299
Taiwan Semiconductor Manufacturing Co., Ltd.	132,903,000	1,067,947
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,996,470	82,275
Other securities		1,446,976
		7,528,110

Health care 6.61%
Merck & Co., Inc.	34,490,159	2,271,867
AstraZeneca PLC	18,921,277	1,456,580
Pfizer Inc.	31,724,300	1,266,751
GlaxoSmithKline PLC	52,391,000	1,087,600
Other securities		1,182,422
		7,265,220

Industrials 6.40%
Lockheed Martin Corp.	4,405,400	1,436,601
BAE Systems PLC	140,126,776	1,201,388
Emerson Electric Co.	8,800,000	636,064
Boeing Co.	1,755,479	625,477
Caterpillar Inc.	3,784,800	544,254
Edenred SA1	12,231,900	481,595
Other securities		2,100,191
		7,025,570

Materials 5.56%
DowDuPont Inc.	25,585,269	1,759,499
WestRock Co.[1]	14,266,832	827,191
LyondellBasell Industries NV	7,135,000	790,487
BASF SE	5,150,000	494,780
Other securities		2,239,146
		6,111,103

Consumer staples 5.52%
Coca-Cola Co.	33,420,000	1,558,374
Philip Morris International Inc.	9,588,700	827,505
Procter & Gamble Co.	8,200,000	663,216
Kellogg Co.	8,059,000	572,431
Altria Group, Inc.	9,689,097	568,556
Other securities		1,869,564
		6,059,646

The Income Fund of America	9

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 5.35%
McDonald’s Corp.	7,631,600	$1,202,282
General Motors Co.	25,455,641	965,023
Las Vegas Sands Corp.	12,382,495	890,301
Target Corp.	9,450,000	762,426
Other securities		2,053,596
		5,873,628

Real estate 4.96%
Crown Castle International Corp. REIT	10,237,000	1,134,567
Digital Realty Trust, Inc. REIT	7,975,000	968,324
Public Storage REIT	3,929,500	855,963
Iron Mountain Inc. REIT[1]	15,215,400	534,213
Simon Property Group, Inc. REIT	2,957,000	521,053
Other securities		1,430,725
		5,444,845

Telecommunication services 2.27%
Verizon Communications Inc.	31,694,390	1,636,698
Other securities		861,301
		2,497,999

Utilities 2.18%
DTE Energy Co.	7,055,000	765,750
Other securities		1,632,093
		2,397,843

Miscellaneous 4.76%
Other common stocks in initial period of acquisition		5,224,166

Total common stocks (cost: $53,044,631,000)		72,484,434

Preferred securities 0.22%
Financials 0.22%
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,263,198	32,831
Other securities		208,973
		241,804

Total preferred securities (cost: $226,473,000)		241,804

Rights & warrants 0.00%
Industrials 0.00%
Other securities		—	[2]

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		1,690

Total rights & warrants (cost: $263,000)		1,690

Convertible stocks 0.23%
Real estate 0.04%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	47,482

Other 0.19%
Other securities		202,824

Total convertible stocks (cost: $238,456,000)		250,306

Convertible bonds 0.39%	Principal amount (000)
Other 0.19%
Other securities		207,131

10	The Income Fund of America

	Principal amount (000)	Value (000)
Miscellaneous 0.20%
Other convertible bonds in initial period of acquisition		$223,126

Total convertible bonds (cost: $414,806,000)		430,257

Bonds, notes & other debt instruments 22.57%
Corporate bonds & notes 11.23%
Financials 2.07%
CME Group Inc. 3.75%–4.15% 2028–2048	$15,175	15,464
General Motors Financial Co. 3.45%–4.15% 2022–2026	46,120	45,475
JPMorgan Chase & Co. 2.25%–6.75% 2020–2049[3]	242,656	244,736
Wells Fargo & Co. 2.10%–6.11% 2020–2049[3]	180,465	179,672
Other securities		1,791,806
		2,277,153

Energy 1.72%
Chevron Corp. 1.56%–2.50% 2019–2022	10,045	9,919
Royal Dutch Shell PLC 1.75%–3.75% 2021–2046	20,580	19,732
Other securities		1,854,702
		1,884,353

Health care 1.64%
AstraZeneca PLC 2.375% 2022	5,250	5,053
GlaxoSmithKline PLC 3.38%–3.63% 2023–2025	25,165	25,173
Other securities		1,767,661
		1,797,887

Consumer discretionary 1.36%
General Motors Co. 4.35%–6.75% 2025–2046	32,555	35,072
General Motors Financial Co. 2.35%–3.70% 2019–2024	73,745	72,538
McDonald’s Corp. 2.63%–4.88% 2022–2047	13,370	13,352
Other securities		1,376,571
		1,497,533

Materials 0.76%
Dow Chemical Co. 4.13%–5.25% 2021–2044	11,150	11,482
Other securities		820,237
		831,719

Telecommunication services 0.75%
Verizon Communications Inc. 4.13%–4.86% 2033–2048	142,620	134,385
Other securities		694,846
		829,231

Industrials 0.72%
Lockheed Martin Corp. 1.85%–4.70% 2018–2046	11,600	11,948
Other securities		773,555
		785,503

Information technology 0.52%
Microsoft Corp. 1.55%–4.25% 2021–2047	27,490	27,528
Other securities		543,483
		571,011

Other corporate bonds & notes 1.69%
Other securities		1,860,951

Total corporate bonds & notes		12,335,341

U.S. Treasury bonds & notes 8.09%
U.S. Treasury 7.64%
U.S. Treasury 2.375% 2020	522,300	520,253
U.S. Treasury 2.625% 2020	1,950,000	1,948,323
U.S. Treasury 2.625% 2021	1,012,750	1,008,719
U.S. Treasury 1.25%–6.25% 2019–2048[4]	4,975,955	4,920,222
		8,397,517

The Income Fund of America	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities 0.45%
U.S. Treasury Inflation-Protected Securities 0.38%–1.38% 2024–2048[5]	$523,045	$491,377

Total U.S. Treasury bonds & notes		8,888,894

Mortgage-backed obligations 2.33%
Fannie Mae 2.30%–9.57% 2021–2048[6,7,8]	1,602,506	1,615,116
Other securities		940,008
		2,555,124

Federal agency bonds & notes 0.61%
Fannie Mae 2.75%–6.25% 2021–2029	122,000	130,419
Federal Home Loan Bank 1.50%–2.38% 2019–2020	270,000	267,990
Other securities		273,278
		671,687

Municipals 0.07%
Other 0.07%
Other securities		76,406
		76,406

Other bonds & notes 0.22%
Other securities		236,205

Miscellaneous 0.02%
Other bonds & notes in initial period of acquisition		25,416

Total bonds, notes & other debt instruments (cost: $24,892,327,000)		24,789,073

Short-term securities 10.98%
Chevron Corp. 1.99% due 8/2/2018[9]	50,000	49,995
Fannie Mae 1.85% due 8/6/2018	100,000	99,974
Federal Home Loan Bank 1.83%–2.00% due 8/1/2018–11/5/2018	3,099,100	3,091,810
Intel Corp. 1.91% due 8/14/2018[9]	25,000	24,981
Pfizer Inc. 1.88%–1.97% due 8/1/2018–8/20/2018[9]	157,000	156,908
U.S. Treasury Bills 1.25%–2.34% due 8/2/2018–7/18/2019	7,695,650	7,583,663
Other securities		1,056,193

Total short-term securities (cost: $12,066,917,000)		12,063,524
Total investment securities 100.38% (cost: $90,883,873,000)		110,261,088
Other assets less liabilities (0.38)%		(414,240)

Net assets 100.00%		$109,846,848

12	The Income Fund of America

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 7/31/2018 (000)
USD63,769	AUD87,000	Goldman Sachs	8/23/2018	$(877)

The Income Fund of America	13

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended July 31, 2018, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2018 (000)

Common stocks 2.94%
Financials 0.00%
Umpqua Holdings Corp.[10]	11,487,800	—	1,862,800	9,625,000	$5,276	$27,389	$7,986	$—

Energy 0.04%
Ascent Resources - Utica, LLC, Class A11,12,13,14	110,214,618	—	—	110,214,618	—	10,581	—	35,269
White Star Petroleum Corp., Class A11,12,13,14	6,511,401	—	—	6,511,401	—	(1,107)	—	4,428
								39,697

Information technology 0.00%
Corporate Risk Holdings I, Inc.[11,12,13]	2,205,215	2,205,215	2,205,215	2,205,215	60,787	(9,835)	—	1,544
Corporate Risk Holdings Corp.[11,12,13,14]	11,149	—	—	11,149	—	—	—	—	[2]
								1,544

Health care 0.00%
Rotech Healthcare Inc.[11,12,13,14]	543,172	—	—	543,172	—	(739)	—	1,086

Industrials 0.90%
Edenred SA	12,231,900	—	—	12,231,900	—	160,469	12,419	481,595
Hubbell Inc.	3,430,000	—	—	3,430,000	—	15,298	10,324	422,747
Douglas Dynamics, Inc.	1,444,000	—	144,000	1,300,000	3,653	20,068	1,348	63,830
R.R. Donnelley & Sons Co.	4,019,407	300,000	—	4,319,407	—	(27,253)	2,419	25,484
CEVA Group PLC[10,11,13,14]	35,229	—	35,229	—	—	22,851	—	—
CEVA Logistics AG9,10,11,13	—	846,991	—	846,991	—	(50,481)	—	—
								993,656

Materials 1.10%
WestRock Co.	13,184,832	1,082,000	—	14,266,832	—	(516)	23,033	827,191
Boral Ltd.	72,364,400	3,837,175	—	76,201,575	—	(48,273)	14,055	376,483
								1,203,674

Consumer discretionary 0.33%
Nokian Renkaat Oyj	7,975,161	1,222,463	750,000	8,447,624	3,577	22,169	13,925	366,384
ProSiebenSat.1 Media SE10	12,985,000	—	10,869,490	2,115,510	(146,780)	(1,488)	19,477	—
								366,384

Real estate 0.57%
Iron Mountain Inc. REIT	14,195,180	2,540,220	1,520,000	15,215,400	10,160	(18,777)	31,681	534,213
Redwood Trust, Inc. REIT	5,444,717	—	—	5,444,717	—	(2,505)	6,207	91,526
OUTFRONT Media Inc. REIT[10]	9,064,824	—	6,498,054	2,566,770	(84,334)	60,556	12,175	—
								625,739

Telecommunication services 0.00%
TalkTalk Telecom Group PLC[10]	58,421,891	—	12,922,418	45,499,473	(9,286)	(35,480)	2,847	—
NII Holdings, Inc.[10,13]	5,194,089	—	5,194,089	—	(79,569)	81,440	—	—
								—
Total common stocks								3,231,780

14	The Income Fund of America

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2018 (000)

Convertible stocks 0.00%
Industrials 0.00%
CEVA Group PLC, Series A-1, (3-month USD-LIBOR + 3.00%) 5.353% convertible preferred[7,10,11,13,14]	29,937	—	29,937	—	$—	$17,065	$—	$—
CEVA Group PLC, Series A-2, (3-month USD-LIBOR + 2.00%) 4.353% convertible preferred[7,10,11,13,14]	13,633	—	13,633	—	(4,529)	8,673	—	—
								—

Bonds, notes & other debt instruments 0.10%
Energy 0.00%
Ascent Resources - Utica, LLC 10.00% 2022[9]	$1,900,000	—	$1,090,000	$810,000	76	55	105	899

Health care 0.04%
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[6,7,11,12,15]	—	$14,650,000	$91,562	$14,558,438	—	—	163	14,558
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.337% 2023[6,7,11,12,15,16]	—	$29,096,192	—	$29,096,192	—	(2,013)	954	26,561
Rotech Healthcare Inc., Term Loan A, (3-month USD-LIBOR + 4.25%) 5.943% 2018[6,7,11,15]	$11,646,250	—	$11,646,250	—	—	58	465	—
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 8.75%) 10.443% 2019[6,7,11,15]	$9,200,000	—	$9,200,000	—	—	46	664	—
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.00% 2020 (84.62% PIK)[6,7,11,15,16]	$25,856,141	$2,291,975	$28,148,116	—	—	(56)	2,559	—
								41,119

Consumer discretionary 0.00%
CBS Outdoor Americas Inc. 5.25% 2022[10]	$26,000,000	—	$1,000,000	$25,000,000	39	(750)	1,339	—

Industrials 0.04%
Corporate Risk Holdings LLC 9.50% 2019[9,10]	$45,000,000	—	$45,000,000	—	2,138	(3,038)	4,048	—
Corporate Risk Holdings LLC 13.50% 2020 (100% PIK)[9,10,11,16]	$16,194,418	$1,801,589	$17,996,007	—	495	(973)	1,833	—
R.R. Donnelley & Sons Co. 7.625% 2020	$957,000	$5,750,000	—	$6,707,000	—	(90)	124	6,908
R.R. Donnelley & Sons Co. 7.875% 2021	$23,445,000	$3,500,000	$5,500,000	$21,445,000	(18)	(1,144)	1,343	21,981
R.R. Donnelley & Sons Co. 6.50% 2023	$17,780,000	—	$3,000,000	$14,780,000	(34)	(130)	1,153	14,817
CEVA Group PLC 7.00% 2021[9,10]	$2,250,000	—	$2,250,000	—	39	84	128	—
CEVA Group PLC 9.00% 2021[9,10]	$1,050,000	—	$1,050,000	—	24	134	77	—
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 4.292% 2021[6,7,10,15]	$2,526,478	—	$505,296	$2,021,182	3	142	152	—
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 7.577% 2021[6,7,10,15]	$3,555,443	—	$36,748	$3,518,695	— [2]	204	269	—
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[6,7,10,15]	$444,430	—	$4,593	$439,837	— [2]	25	34	—
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[6,7,10,15]	$2,577,696	—	$1,717,086	$860,610	8	138	171	—
								43,706

The Income Fund of America	15

Investments in affiliates (continued)

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Dividend or interest income (000)	Value of affiliates at 7/31/2018 (000)

Real estate 0.02%
Iron Mountain Inc. 6.00% 2023	$950,000	—	$950,000	—	$37	$(59)	$32	$—
Iron Mountain Inc. 5.75% 2024	$4,325,000	$1,000,000	—	$5,325,000	—	(185)	268	5,292
Iron Mountain Inc. 4.875% 2027[9]	—	$15,905,000	—	$15,905,000	—	(871)	510	14,653
Iron Mountain Inc. 5.25% 2028[9]	—	$7,490,000	$5,000,000	$2,490,000	(109)	(79)	84	2,316
Iron Mountain Inc. 6.00% 2020[9]	$30,925,000	—	$30,925,000	—	976	(1,160)	240	—
								22,261
Total bonds, notes & other debt instruments								107,985
Total 3.04%					$(237,371)	$240,443	$174,611	$3,339,765

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Amount less than one thousand.
[3]	Step bond; coupon rate may change at a later date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $689,000, which represented less than .01% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Purchased on a TBA basis.
[9]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $5,187,162,000, which represented 4.72% of the net assets of the fund.
[10]	Unaffiliated issuer at 7/31/2018.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $151,669,000, which represented .14% of the net assets of the fund.
[12]	Value determined using significant unobservable inputs.
[13]	Security did not produce income during the last 12 months.
[14]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[15]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $375,635,000, which represented .34% of the net assets of the fund.
[16]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	$56,848	$35,269	.03%
White Star Petroleum Corp., Class A	6/30/2016	4,354	4,428	.00
Rotech Healthcare Inc.	11/26/2014	19,660	1,086	.00
Corporate Risk Holdings Corp.	9/1/2015	—	—	.00
Other private placement securities	3/6/2017-7/20/2018	117,234	117,833	.11
Total private placement securities		$198,096	$158,616	.14%

Key to abbreviations and symbol

ADR = American Depositary Receipts

AUD = Australian dollars

CAD = Canadian dollars

GBP = British pounds

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

TBA = To-be-announced

USD/$ = U.S. dollars

See Notes to Financial Statements

16	The Income Fund of America

Financial statements

Statement of assets and liabilities at July 31, 2018	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $88,383,155)	$106,921,323
Affiliated issuers (cost: $2,500,718)	3,339,765	$110,261,088
Cash		60,526
Cash denominated in currencies other than U.S. dollars (cost: $29,017)		28,956
Receivables for:
Sales of investments	1,376,628
Sales of fund’s shares	63,688
Dividends and interest	305,010	1,745,326
		112,095,896
Liabilities:
Unrealized depreciation on open forward currency contracts		877
Payables for:
Purchases of investments	2,114,303
Repurchases of fund’s shares	76,309
Investment advisory services	18,483
Services provided by related parties	27,163
Trustees’ deferred compensation	4,359
Other	7,554	2,248,171
Net assets at July 31, 2018		$109,846,848

Net assets consist of:
Capital paid in on shares of beneficial interest		$84,629,280
Undistributed net investment income		1,236,103
Undistributed net realized gain		4,605,466
Net unrealized appreciation		19,375,999
Net assets at July 31, 2018		$109,846,848

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (4,721,925 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$75,283,875	3,233,293		$23.28
Class C	4,916,719	213,961		22.98
Class T	10	—	*	23.29
Class F-1	4,243,010	182,702		23.22
Class F-2	8,674,775	372,831		23.27
Class F-3	2,746,519	117,994		23.28
Class 529-A	1,733,264	74,604		23.23
Class 529-C	321,803	13,899		23.15
Class 529-E	68,561	2,960		23.16
Class 529-T	11	1		23.29
Class 529-F-1	81,100	3,491		23.23
Class R-1	116,117	5,021		23.13
Class R-2	488,271	21,221		23.01
Class R-2E	28,032	1,207		23.22
Class R-3	1,057,395	45,602		23.19
Class R-4	1,154,303	49,669		23.24
Class R-5E	6,357	273		23.26
Class R-5	448,514	19,262		23.28
Class R-6	8,478,212	363,934		23.30

*	Amount less than one thousand.

See Notes to Financial Statements

The Income Fund of America	17

Statement of operations for the year ended July 31, 2018	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $71,829; also includes $157,895 from affiliates)	$2,886,833
Interest (includes $16,716 from affiliates)	1,164,163	$4,050,996
Fees and expenses*:
Investment advisory services	236,241
Distribution services	272,456
Transfer agent services	73,098
Administrative services	24,202
Reports to shareholders	2,628
Registration statement and prospectus	1,584
Trustees’ compensation	844
Auditing and legal	318
Custodian	3,710
Other	1,688	616,769
Net investment income		3,434,227

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	5,604,579
Affiliated issuers	(237,371)
Forward currency contracts	(37,627)
Currency transactions	(6,848)	5,322,733
Net unrealized (depreciation) appreciation on:
Investments:
Unaffiliated issuers	(1,660,943)
Affiliated issuers	240,443
Forward currency contracts	14,201
Currency translations	(2,019)	(1,408,318)
Net realized gain and unrealized depreciation		3,914,415

Net increase in net assets resulting from operations		$7,348,642

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

18	The Income Fund of America

Statements of changes in net assets
(dollars in thousands)

	Year ended July 31
	2018	2017
Operations:
Net investment income	$3,434,227	$3,445,839
Net realized gain	5,322,733	2,091,644
Net unrealized (depreciation) appreciation	(1,408,318)	3,060,795
Net increase in net assets resulting from operations	7,348,642	8,598,278

Dividends and distributions paid to shareholders:
Dividends from net investment income	(3,078,521)	(3,100,383)
Distributions from net realized gain on investments	(2,332,222)	—
Total dividends and distributions paid to shareholders	(5,410,743)	(3,100,383)

Net capital share transactions	406,082	394,949

Total increase in net assets	2,343,981	5,892,844

Net assets:
Beginning of year	107,502,867	101,610,023
End of year (including undistributed net investment income: $1,236,103 and $883,019, respectively)	$109,846,848	$107,502,867

See Notes to Financial Statements

The Income Fund of America	19

Notes to financial statements

1. Organization

The Income Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years*
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Effective December 1, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

20	The Income Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

The Income Fund of America	21

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of July 31, 2018 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$9,512,656	$—	$—	$9,512,656
Energy	7,503,951	—	39,697	7,543,648
Information technology	7,526,566	—	1,544	7,528,110
Health care	7,264,134	—	1,086	7,265,220
Industrials	7,008,342	17,228	—	7,025,570
Materials	6,111,103	—	—	6,111,103
Consumer staples	6,059,646	—	—	6,059,646
Consumer discretionary	5,866,784	6,839	5	5,873,628
Real estate	5,444,845	—	—	5,444,845
Telecommunication services	2,497,999	—	—	2,497,999
Utilities	2,397,843	—	—	2,397,843
Miscellaneous	5,211,571	12,595	—	5,224,166
Preferred securities	241,804	—	—	241,804
Rights & warrants	—	—	1,690	1,690
Convertible stocks	222,182	—	28,124	250,306
Convertible bonds	—	430,257	—	430,257
Bonds, notes & other debt instruments:
Corporate bonds & notes	—	12,294,222	41,119	12,335,341
U.S. Treasury bonds & notes	—	8,888,894	—	8,888,894
Mortgage-backed obligations	—	2,555,124	—	2,555,124
Federal agency bonds & notes	—	671,687	—	671,687
Municipals	—	76,406	—	76,406
Other bonds & notes	—	236,205	—	236,205
Miscellaneous	—	25,416	—	25,416
Short-term securities	—	12,063,524	—	12,063,524
Total	$72,869,426	$37,278,397	$113,265	$110,261,088

22	The Income Fund of America

	Other investments†
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(877)	$—	$(877)

*	Securities with a value of $15,897,901,000, which represented 14.47% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

The Income Fund of America	23

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $289,745,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, July 31, 2018 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$877

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(37,627)	Net unrealized appreciation on forward currency contracts	$14,201

Collateral — The fund participates in a collateral program that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of forward currency contracts and future delivery contracts. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is

24	The Income Fund of America

disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of July 31, 2018, if close-out netting was exercised (dollars in thousands):

Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Goldman Sachs	$877	$—	$(519)	$—	$358

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2018, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2018, the fund reclassified $2,549,000 from undistributed net investment income to undistributed net realized gain, $73,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $243,356,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

The Income Fund of America	25

As of July 31, 2018, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,217,010
Undistributed long-term capital gains	4,118,559
Post-October capital loss deferral*	(359,851)
Gross unrealized appreciation on investments	21,716,763
Gross unrealized depreciation on investments	(1,462,967)
Net unrealized appreciation on investments	20,253,796
Cost of investments	90,006,415

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended July 31, 2018						Year ended July 31, 2017
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income		Long-term capital gains	Total dividends paid
Class A	$2,156,875		$1,628,666		$3,785,541		$2,274,922		$—	$2,274,922
Class B1							761		—	761
Class C	108,090		114,785		222,875		132,477		—	132,477
Class T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class F-1	125,422		98,429		223,851		135,696		—	135,696
Class F-2	234,083		163,657		397,740		204,304		—	204,304
Class F-3[4]	73,151		48,964		122,115		12,908		—	12,908
Class 529-A	47,047		36,923		83,970		45,788		—	45,788
Class 529-B1							47		—	47
Class 529-C	7,056		7,401		14,457		10,120		—	10,120
Class 529-E	1,749		1,494		3,243		1,835		—	1,835
Class 529-T2	—	[3]	—	[3]	—	[3]	—	[3]	—	—	[3]
Class 529-F-1	2,297		1,609		3,906		2,061		—	2,061
Class R-1	2,448		2,641		5,089		2,864		—	2,864
Class R-2	10,628		11,337		21,965		12,579		—	12,579
Class R-2E	577		519		1,096		325		—	325
Class R-3	27,649		24,346		51,995		32,043		—	32,043
Class R-4	35,460		28,433		63,893		37,080		—	37,080
Class R-5E	83		38		121		13		—	13
Class R-5	13,490		9,277		22,767		16,766		—	16,766
Class R-6	232,416		153,703		386,119		177,794		—	177,794
Total	$3,078,521		$2,332,222		$5,410,743		$3,100,383		$—	$3,100,383

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.250% on the first $500 million of average daily net assets and decreasing to 0.121% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund’s monthly gross income. For the year ended July 31, 2018, the investment advisory services fee was $236,241,000, which was equivalent to an annualized rate of 0.216% of average daily net assets.

26	The Income Fund of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of July 31, 2018, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. Administrative services are provided by CRMC to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% of average daily net assets for all share classes. Currently Class A shares pay an annual fee of 0.01% of average daily net assets (which could be increased as noted above) and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

The Income Fund of America	27

For the year ended July 31, 2018, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$186,678	$49,731		$7,608		Not applicable
Class C	52,424	3,471		2,623		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	11,324	5,275		2,267		Not applicable
Class F-2	Not applicable	8,053		3,907		Not applicable
Class F-3	Not applicable	113		1,178		Not applicable
Class 529-A	3,896	955		845		$1,122
Class 529-C	3,792	235		191		254
Class 529-E	344	18		35		46
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	43		38		51
Class R-1	1,214	121		61		Not applicable
Class R-2	3,841	1,796		258		Not applicable
Class R-2E	149	51		12		Not applicable
Class R-3	5,606	1,686		562		Not applicable
Class R-4	3,188	1,292		638		Not applicable
Class R-5E	Not applicable	4		1		Not applicable
Class R-5	Not applicable	226		222		Not applicable
Class R-6	Not applicable	28		3,756		Not applicable
Total class-specific expenses	$272,456	$73,098		$24,202		$1,473

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $844,000 in the fund’s statement of operations reflects $452,000 in current fees (either paid in cash or deferred) and a net increase of $392,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended July 31, 2018.

28	The Income Fund of America

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended July 31, 2018

Class A	$3,944,538	170,097		$3,697,733		159,750		$(9,869,190)	(425,730)	$(2,226,919)	(95,883)
Class C	437,444	19,097		217,737		9,515		(1,401,677)	(61,232)	(746,496)	(32,620)
Class T	—	—		—		—		—	—	—	—
Class F-1	659,708	28,483		215,688		9,342		(1,319,981)	(57,189)	(444,585)	(19,364)
Class F-2	2,819,705	121,906		377,953		16,345		(1,740,606)	(75,201)	1,457,052	63,050
Class F-3	1,291,558	55,765		118,800		5,136		(463,912)	(20,009)	946,446	40,892
Class 529-A	293,575	12,556		83,949		3,634		(275,813)	(11,914)	101,711	4,276
Class 529-C	42,980	1,866		14,452		627		(210,830)	(9,023)	(153,398)	(6,530)
Class 529-E	7,257	314		3,241		141		(13,026)	(565)	(2,528)	(110)
Class 529-T	—	—		1		1		—	—	1	1
Class 529-F-1	20,719	895		3,906		169		(15,957)	(691)	8,668	373
Class R-1	14,112	616		5,083		221		(29,553)	(1,285)	(10,358)	(448)
Class R-2	102,737	4,470		21,942		958		(178,170)	(7,768)	(53,491)	(2,340)
Class R-2E	10,025	435		1,096		47		(5,399)	(234)	5,722	248
Class R-3	181,266	7,850		51,881		2,249		(379,359)	(16,435)	(146,212)	(6,336)
Class R-4	189,752	8,204		63,885		2,764		(486,249)	(21,090)	(232,612)	(10,122)
Class R-5E	8,076	352		121		5		(2,813)	(122)	5,384	235
Class R-5	88,281	3,801		22,662		979		(99,010)	(4,270)	11,933	510
Class R-6	1,921,096	82,963		385,991		16,677		(421,323)	(18,141)	1,885,764	81,499
Total net increase (decrease)	$12,032,829	519,670		$5,286,121		228,560		$(16,912,868)	(730,899)	$406,082	17,331

Year ended July 31, 2017

Class A	$5,881,486	267,632		$2,203,615		100,407		$(11,318,300)	(514,813)	$(3,233,199)	(146,774)
Class B2	497	23		751		35		(114,403)	(5,268)	(113,155)	(5,210)
Class C	736,768	33,965		127,963		5,905		(1,788,999)	(82,331)	(924,268)	(42,461)
Class T3	10	—	[4]	—		—		—	—	10	— [4]
Class F-1	1,077,400	49,135		129,704		5,921		(1,260,853)	(57,168)	(53,749)	(2,112)
Class F-2	4,441,332	202,365		192,330		8,753		(2,996,579)	(135,371)	1,637,083	75,747
Class F-3[5]	1,811,312	80,631		12,318		542		(92,211)	(4,071)	1,731,419	77,102
Class 529-A	178,773	8,152		45,773		2,089		(226,711)	(10,321)	(2,165)	(80)
Class 529-B2	103	4		47		2		(8,131)	(373)	(7,981)	(367)
Class 529-C	53,563	2,454		10,117		463		(86,315)	(3,950)	(22,635)	(1,033)
Class 529-E	8,659	396		1,835		84		(9,919)	(453)	575	27
Class 529-T3	10	—	[4]	—	[4]	—	[4]	—	—	10	— [4]
Class 529-F-1	18,418	837		2,059		94		(13,408)	(611)	7,069	320
Class R-1	18,994	870		2,862		131		(37,028)	(1,695)	(15,172)	(694)
Class R-2	119,096	5,471		12,554		578		(204,605)	(9,386)	(72,955)	(3,337)
Class R-2E	15,942	722		325		15		(2,480)	(113)	13,787	624
Class R-3	252,983	11,540		31,954		1,462		(381,026)	(17,346)	(96,089)	(4,344)
Class R-4	443,211	20,013		37,060		1,689		(370,093)	(16,774)	110,178	4,928
Class R-5E	846	38		12		—	[4]	(21)	(1)	837	37
Class R-5	138,397	6,310		16,721		763		(269,858)	(12,093)	(114,740)	(5,020)
Class R-6	1,763,760	80,003		177,698		8,074		(391,369)	(17,781)	1,550,089	70,296
Total net increase (decrease)	$16,961,560	770,561		$3,005,698		137,007		$(19,572,309)	(889,919)	$394,949	17,649

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Class T and 529-T shares began investment operations on April 7, 2017.
[4]	Amount less than one thousand.
[5]	Class F-3 shares began investment operations on January 27, 2017.

The Income Fund of America	29

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $44,664,433,000 and $56,688,049,000, respectively, during the year ended July 31, 2018.

30	The Income Fund of America

Financial highlights

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class A:
7/31/2018	$22.87	$.73	$.84	$1.57	$(.66)	$(.50)	$(1.16)	$23.28	6.98%		$75,284		.55%		3.16%
7/31/2017	21.70	.74	1.10	1.84	(.67)	—	(.67)	22.87	8.65		76,148		.56		3.37
7/31/2016	21.31	.66	.76	1.42	(.66)	(.37)	(1.03)	21.70	7.10		75,437		.56		3.22
7/31/2015	21.45	.69	(.04)	.65	(.79)	—	(.79)	21.31	3.01		72,952		.55		3.19
7/31/2014	19.64	.78	1.69	2.47	(.66)	—	(.66)	21.45	12.78		71,290		.57		3.76
Class C:
7/31/2018	22.59	.54	.82	1.36	(.47)	(.50)	(.97)	22.98	6.11		4,917		1.34		2.36
7/31/2017	21.44	.56	1.09	1.65	(.50)	—	(.50)	22.59	7.79		5,569		1.35		2.56
7/31/2016	21.06	.49	.76	1.25	(.50)	(.37)	(.87)	21.44	6.27		6,196		1.36		2.41
7/31/2015	21.21	.51	(.04)	.47	(.62)	—	(.62)	21.06	2.19		6,390		1.35		2.39
7/31/2014	19.42	.60	1.69	2.29	(.50)	—	(.50)	21.21	11.91		6,597		1.37		2.95
Class T:
7/31/2018	22.88	.78	.84	1.62	(.71)	(.50)	(1.21)	23.29	7.19	[4]	—	[5]	.34	[4]	3.36	[4]
7/31/2017[6,7]	22.27	.29	.50	.79	(.18)	—	(.18)	22.88	3.54	[4,8]	—	[5]	.11	[4,8]	1.26	[4,8]
Class F-1:
7/31/2018	22.82	.71	.83	1.54	(.64)	(.50)	(1.14)	23.22	6.84		4,243		.64		3.07
7/31/2017	21.65	.72	1.10	1.82	(.65)	—	(.65)	22.82	8.57		4,610		.65		3.28
7/31/2016	21.26	.64	.76	1.40	(.64)	(.37)	(1.01)	21.65	7.02		4,421		.65		3.12
7/31/2015	21.40	.67	(.04)	.63	(.77)	—	(.77)	21.26	2.94		4,160		.64		3.10
7/31/2014	19.60	.76	1.68	2.44	(.64)	—	(.64)	21.40	12.66		3,841		.65		3.71
Class F-2:
7/31/2018	22.86	.77	.84	1.61	(.70)	(.50)	(1.20)	23.27	7.16		8,675		.38		3.33
7/31/2017	21.69	.78	1.10	1.88	(.71)	—	(.71)	22.86	8.84		7,081		.39		3.54
7/31/2016	21.30	.70	.75	1.45	(.69)	(.37)	(1.06)	21.69	7.28		5,076		.39		3.38
7/31/2015	21.44	.73	(.04)	.69	(.83)	—	(.83)	21.30	3.20		4,042		.38		3.35
7/31/2014	19.63	.80	1.71	2.51	(.70)	—	(.70)	21.44	12.97		2,975		.40		3.89
Class F-3:
7/31/2018	22.87	.79	.84	1.63	(.72)	(.50)	(1.22)	23.28	7.27		2,747		.28		3.43
7/31/2017[6,9]	22.07	.49	.67	1.16	(.36)	—	(.36)	22.87	5.30	[8]	1,763		.30	[10]	4.33	[10]
Class 529-A:
7/31/2018	22.83	.71	.83	1.54	(.64)	(.50)	(1.14)	23.23	6.87		1,733		.63		3.08
7/31/2017	21.66	.72	1.10	1.82	(.65)	—	(.65)	22.83	8.58		1,606		.64		3.30
7/31/2016	21.27	.64	.76	1.40	(.64)	(.37)	(1.01)	21.66	7.00		1,525		.66		3.11
7/31/2015	21.41	.67	(.04)	.63	(.77)	—	(.77)	21.27	2.92		1,489		.65		3.09
7/31/2014	19.60	.75	1.70	2.45	(.64)	—	(.64)	21.41	12.69		1,463		.67		3.66

See end of table for footnotes.

The Income Fund of America	31

Financial highlights (continued)

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class 529-C:
7/31/2018	$22.73	$.53	$.83	$1.36	$(.44)	$(.50)	$(.94)	$23.15	6.06%		$322		1.39%		2.30%
7/31/2017	21.57	.55	1.09	1.64	(.48)	—	(.48)	22.73	7.74		464		1.41		2.52
7/31/2016	21.18	.48	.76	1.24	(.48)	(.37)	(.85)	21.57	6.20		463		1.43		2.34
7/31/2015	21.33	.50	(.05)	.45	(.60)	—	(.60)	21.18	2.09		466		1.42		2.32
7/31/2014	19.53	.59	1.69	2.28	(.48)	—	(.48)	21.33	11.82		470		1.44		2.88
Class 529-E:
7/31/2018	22.76	.66	.83	1.49	(.59)	(.50)	(1.09)	23.16	6.63		69		.86		2.84
7/31/2017	21.60	.67	1.09	1.76	(.60)	—	(.60)	22.76	8.30		70		.87		3.06
7/31/2016	21.21	.59	.76	1.35	(.59)	(.37)	(.96)	21.60	6.76		66		.89		2.88
7/31/2015	21.35	.62	(.04)	.58	(.72)	—	(.72)	21.21	2.68		64		.89		2.85
7/31/2014	19.55	.70	1.69	2.39	(.59)	—	(.59)	21.35	12.39		65		.91		3.41
Class 529-T:
7/31/2018	22.88	.76	.84	1.60	(.69)	(.50)	(1.19)	23.29	7.12	[4]	—	[5]	.41	[4]	3.30	[4]
7/31/2017[6,7]	22.27	.28	.50	.78	(.17)	—	(.17)	22.88	3.52	[4,8]	—	[5]	.13	[4,8]	1.24	[4,8]
Class 529-F-1:
7/31/2018	22.83	.77	.82	1.59	(.69)	(.50)	(1.19)	23.23	7.10		81		.40		3.32
7/31/2017	21.66	.78	1.09	1.87	(.70)	—	(.70)	22.83	8.83		71		.41		3.53
7/31/2016	21.27	.69	.76	1.45	(.69)	(.37)	(1.06)	21.66	7.25		61		.43		3.34
7/31/2015	21.41	.72	(.04)	.68	(.82)	—	(.82)	21.27	3.16		58		.42		3.31
7/31/2014	19.60	.80	1.70	2.50	(.69)	—	(.69)	21.41	12.94		52		.44		3.89
Class R-1:
7/31/2018	22.73	.54	.83	1.37	(.47)	(.50)	(.97)	23.13	6.09		116		1.37		2.33
7/31/2017	21.57	.55	1.10	1.65	(.49)	—	(.49)	22.73	7.76		124		1.39		2.53
7/31/2016	21.18	.49	.76	1.25	(.49)	(.37)	(.86)	21.57	6.25		133		1.37		2.40
7/31/2015	21.33	.51	(.05)	.46	(.61)	—	(.61)	21.18	2.16		139		1.36		2.38
7/31/2014	19.53	.60	1.69	2.29	(.49)	—	(.49)	21.33	11.88		133		1.39		2.93
Class R-2:
7/31/2018	22.62	.54	.82	1.36	(.47)	(.50)	(.97)	23.01	6.09		488		1.37		2.34
7/31/2017	21.47	.55	1.09	1.64	(.49)	—	(.49)	22.62	7.77		533		1.40		2.52
7/31/2016	21.09	.49	.75	1.24	(.49)	(.37)	(.86)	21.47	6.25		577		1.36		2.41
7/31/2015	21.23	.52	(.04)	.48	(.62)	—	(.62)	21.09	2.24		599		1.32		2.42
7/31/2014	19.45	.60	1.68	2.28	(.50)	—	(.50)	21.23	11.85		635		1.37		2.95
Class R-2E:
7/31/2018	22.82	.61	.83	1.44	(.54)	(.50)	(1.04)	23.22	6.40		28		1.08		2.63
7/31/2017	21.66	.65	1.08	1.73	(.57)	—	(.57)	22.82	8.11		22		1.09		2.95
7/31/2016	21.29	.58	.75	1.33	(.59)	(.37)	(.96)	21.66	6.64		7		1.03		2.86
7/31/2015[6,11]	21.98	.54	(.47)	.07	(.76)	—	(.76)	21.29	.28	[4,8]	—	[5]	.96	[4,10]	2.73	[4,10]

32	The Income Fund of America

		Income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[2]		Ratio of net income to average net assets[2]
Class R-3:
7/31/2018	$22.78	$.64	$.84	$1.48	$(.57)	$(.50)	$(1.07)	$23.19	6.60%		$1,057		.92%		2.78%
7/31/2017	21.62	.65	1.10	1.75	(.59)	—	(.59)	22.78	8.23		1,183		.95		2.97
7/31/2016	21.23	.59	.75	1.34	(.58)	(.37)	(.95)	21.62	6.71		1,217		.92		2.85
7/31/2015	21.37	.61	(.04)	.57	(.71)	—	(.71)	21.23	2.65		1,275		.92		2.83
7/31/2014	19.57	.69	1.69	2.38	(.58)	—	(.58)	21.37	12.35		1,357		.94		3.38
Class R-4:
7/31/2018	22.83	.71	.84	1.55	(.64)	(.50)	(1.14)	23.24	6.90		1,154		.63		3.07
7/31/2017	21.67	.73	1.09	1.82	(.66)	—	(.66)	22.83	8.54		1,365		.64		3.31
7/31/2016	21.27	.65	.76	1.41	(.64)	(.37)	(1.01)	21.67	7.07		1,189		.62		3.15
7/31/2015	21.42	.68	(.06)	.62	(.77)	—	(.77)	21.27	2.90		1,203		.62		3.12
7/31/2014	19.61	.76	1.70	2.46	(.65)	—	(.65)	21.42	12.71		1,192		.64		3.67
Class R-5E:
7/31/2018	22.85	.78	.82	1.60	(.69)	(.50)	(1.19)	23.26	7.14		6		.41		3.38
7/31/2017	21.69	.90	.95	1.85	(.69)	—	(.69)	22.85	8.72		1		.44		4.04
7/31/2016[6,12]	21.03	.47	1.07	1.54	(.51)	(.37)	(.88)	21.69	7.70	[8]	—	[5]	.48	[10]	3.30	[10]
Class R-5:
7/31/2018	22.87	.78	.84	1.62	(.71)	(.50)	(1.21)	23.28	7.21		449		.33		3.38
7/31/2017	21.70	.78	1.11	1.89	(.72)	—	(.72)	22.87	8.89		429		.34		3.53
7/31/2016	21.31	.71	.76	1.47	(.71)	(.37)	(1.08)	21.70	7.34		516		.33		3.46
7/31/2015	21.45	.74	(.04)	.70	(.84)	—	(.84)	21.31	3.25		658		.32		3.41
7/31/2014	19.64	.82	1.70	2.52	(.71)	—	(.71)	21.45	13.03		567		.34		3.98
Class R-6:
7/31/2018	22.88	.80	.84	1.64	(.72)	(.50)	(1.22)	23.30	7.31		8,478		.28		3.44
7/31/2017	21.71	.81	1.09	1.90	(.73)	—	(.73)	22.88	8.95		6,464		.28		3.68
7/31/2016	21.32	.72	.76	1.48	(.72)	(.37)	(1.09)	21.71	7.39		4,606		.28		3.49
7/31/2015	21.46	.75	(.04)	.71	(.85)	—	(.85)	21.32	3.30		3,176		.28		3.45
7/31/2014	19.65	.83	1.70	2.53	(.72)	—	(.72)	21.46	13.08		2,566		.29		4.03

	Year ended July 31
Portfolio turnover rate for all share classes[13]	2018	2017	2016	2015	2014

Excluding mortgage dollar roll transactions	53%	34%	39%	32%	Not available
Including mortgage dollar roll transactions	70%	42%	52%	45%	39%

[1]	Based on average shares outstanding.
[2]	For the year ended July 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share would have been lower by $.11; the Class A ratio of expenses to average net assets would have been lower by .01 percentage points; and the Class A ratio of net income to average net assets would have been lower by .51 percentage points. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Class R-2E shares began investment operations on August 29, 2014.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

The Income Fund of America	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Income Fund of America (the “Fund”), including the summary investment portfolio, as of July 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

34	The Income Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (February 1, 2018, through July 31, 2018).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Income Fund of America	35

	Beginning account value 2/1/2018	Ending account value 7/31/2018	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$980.69	$2.70	.55%
Class A – assumed 5% return	1,000.00	1,022.07	2.76	.55
Class C – actual return	1,000.00	976.93	6.62	1.35
Class C – assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class T – actual return	1,000.00	981.67	1.72	.35
Class T – assumed 5% return	1,000.00	1,023.06	1.76	.35
Class F-1 – actual return	1,000.00	980.19	3.19	.65
Class F-1 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class F-2 – actual return	1,000.00	981.48	1.87	.38
Class F-2 – assumed 5% return	1,000.00	1,022.91	1.91	.38
Class F-3 – actual return	1,000.00	981.97	1.43	.29
Class F-3 – assumed 5% return	1,000.00	1,023.36	1.45	.29
Class 529-A – actual return	1,000.00	980.24	3.14	.64
Class 529-A – assumed 5% return	1,000.00	1,021.62	3.21	.64
Class 529-C – actual return	1,000.00	976.33	6.86	1.40
Class 529-C – assumed 5% return	1,000.00	1,017.85	7.00	1.40
Class 529-E – actual return	1,000.00	979.02	4.27	.87
Class 529-E – assumed 5% return	1,000.00	1,020.48	4.36	.87
Class 529-T – actual return	1,000.00	981.37	2.06	.42
Class 529-T – assumed 5% return	1,000.00	1,022.71	2.11	.42
Class 529-F-1 – actual return	1,000.00	981.37	1.97	.40
Class 529-F-1 – assumed 5% return	1,000.00	1,022.81	2.01	.40
Class R-1 – actual return	1,000.00	976.87	6.76	1.38
Class R-1 – assumed 5% return	1,000.00	1,017.95	6.90	1.38
Class R-2 – actual return	1,000.00	976.91	6.72	1.37
Class R-2 – assumed 5% return	1,000.00	1,018.00	6.85	1.37
Class R-2E – actual return	1,000.00	978.10	5.35	1.09
Class R-2E – assumed 5% return	1,000.00	1,019.39	5.46	1.09
Class R-3 – actual return	1,000.00	978.76	4.56	.93
Class R-3 – assumed 5% return	1,000.00	1,020.18	4.66	.93
Class R-4 – actual return	1,000.00	980.24	3.09	.63
Class R-4 – assumed 5% return	1,000.00	1,021.67	3.16	.63
Class R-5E – actual return	1,000.00	981.36	2.06	.42
Class R-5E – assumed 5% return	1,000.00	1,022.71	2.11	.42
Class R-5 – actual return	1,000.00	981.37	1.62	.33
Class R-5 – assumed 5% return	1,000.00	1,023.16	1.66	.33
Class R-6 – actual return	1,000.00	982.03	1.38	.28
Class R-6 – assumed 5% return	1,000.00	1,023.41	1.40	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

36	The Income Fund of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2018:

Long-term capital gains	$2,575,578,000
Qualified dividend income	$2,626,489,000
Corporate dividends received deduction	$1,589,813,000
U.S. government income that may be exempt from state taxation	$269,525,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2019, to determine the calendar year amounts to be included on their 2018 tax returns. Shareholders should consult their tax advisors.

The Income Fund of America	37

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38	The Income Fund of America

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The Income Fund of America	39

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40	The Income Fund of America

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The Income Fund of America	41

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42	The Income Fund of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
William H. Baribault, 1945	2012	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
Vanessa C. L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Linda Griego, 1947	2012	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and City Scene Management Company (provides commercial asset management services)	8	Sempra Energy
James J. Postl, 1946	2008	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Margaret Spellings, 1957	2012	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	83	None
Isaac Stein, 1946 Chairman of the Board (Independent and Non-Executive)	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 President and Trustee	1998	Partner — Capital World Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 44 for footnotes.

The Income Fund of America	43

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew B. Suzman, 1967 President	2004	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Dina N. Perry, 1945 Senior Vice President	1994	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Paul F. Roye, 1953 Senior Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Paul Flynn, 1966 Vice President	2017	Partner — Capital World Investors, Capital International Sàrl[7]
Joanna F. Jonsson, 1963 Vice President	2006	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Donald H. Rolfe, 1972 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Anirudh Samsi, 1971 Vice President	2016	Partner — Capital World Investors, Capital Research and Management Company
John H. Smet, 1956 Vice President	1994	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Assistant Vice President — Investment Operations, Capital Research and Management Company; Assistant Vice President, Capital Bank and Trust Company[7]
Courtney R. Taylor, 1975 Assistant Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Guardian Trust Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

44	The Income Fund of America

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc. Securities offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete July 31, 2018, portfolio of The Income Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Income Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2018, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2018 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

The Capital Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 77% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2017.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2017. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 71% of the time, based on the 20-year period ended December 31, 2017, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services	IFA

Registrant:
a) Audit Fees:

2017	$184,000
2018	$174,000

b) Audit-Related Fees:
2017	$30,000
2018	$29,000

c) Tax Fees:
2017	$11,000
2018	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2017	None
2018	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2017	$1,205,000
2018	$758,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2017	None
2018	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:

2017	None
2018	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,388,000 for fiscal year 2017 and $928,000 for fiscal year 2018. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Income Fund of America®
Investment portfolio
July 31, 2018
Common stocks 65.99% Financials 8.66%	Shares	Value (000)
CME Group Inc., Class A	10,140,400	$1,613,541
JPMorgan Chase & Co.	13,574,539	1,560,393
Wells Fargo & Co.	27,158,053	1,555,885
HSBC Holdings PLC (GBP denominated)	78,123,069	749,058
Blackstone Group LP	13,170,000	459,896
ABN AMRO Group NV, depository receipts	14,876,000	412,268
B3 SA - Brasil, Bolsa, Balcao	63,238,000	400,829
T. Rowe Price Group, Inc.	3,000,000	357,240
Apollo Global Management, LLC, Class A	9,074,700	322,152
BNP Paribas SA	4,742,000	308,693
Umpqua Holdings Corp.	9,625,000	205,013
Danske Bank AS	6,955,000	202,182
PacWest Bancorp	3,669,000	184,257
Société Générale	3,930,000	175,136
AXA SA	6,685,000	168,850
Banco Santander, SA	29,000,000	163,435
Aviva PLC	24,555,000	161,148
Toronto-Dominion Bank (CAD denominated)	2,089,000	123,925
SunTrust Banks, Inc.	1,585,903	114,296
Svenska Handelsbanken AB, Class A	5,236,729	64,708
Absa Group Ltd.	4,900,000	63,965
BlackRock, Inc.	100,000	50,276
The Bank of N.T. Butterfield & Son Ltd.	800,000	39,568
Aozora Bank, Ltd.	780,600	29,146
Itaú Unibanco Holding SA, preferred nominative	2,235,000	26,796
		9,512,656
Energy 6.87%
Chevron Corp.	12,904,500	1,629,451
Royal Dutch Shell PLC, Class B (ADR)	11,771,000	836,212
Royal Dutch Shell PLC, Class B	21,474,147	752,986
Royal Dutch Shell PLC, Class A (GBP denominated)	28,526	979
Royal Dutch Shell PLC, Class A (ADR)	1,215	83
Occidental Petroleum Corp.	13,738,000	1,153,030
Enbridge Inc.	23,589,090	835,762
Enbridge Inc. (CAD denominated)	1,599,629	56,811
BP PLC	104,119,900	783,486
ConocoPhillips	7,150,000	516,015
Helmerich & Payne, Inc.	5,000,000	306,750
Schlumberger Ltd.	3,982,000	268,865
Baker Hughes, a GE Co., Class A	4,500,000	155,610
Keyera Corp.	5,190,000	150,252
Ascent Resources - Utica, LLC, Class A1,2,3,4,5	110,214,618	35,269
Phillips 66	240,000	29,602
Southwestern Energy Co.[4]	4,817,331	24,761
The Income Fund of America — Page 1 of 37

Common stocks Energy (continued)	Shares	Value (000)
White Star Petroleum Corp., Class A1,2,3,4,5	6,511,401	$4,428
Peyto Exploration & Development Corp.	400,000	3,296
		7,543,648
Information technology 6.85%
Microsoft Corp.	27,664,154	2,934,613
Intel Corp.	41,503,100	1,996,299
Taiwan Semiconductor Manufacturing Co., Ltd.	132,903,000	1,067,947
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,996,470	82,275
QUALCOMM Inc.	6,568,200	420,956
Paychex, Inc.	4,770,000	329,225
Texas Instruments Inc.	2,900,000	322,828
International Business Machines Corp.	1,500,000	217,395
Vanguard International Semiconductor Corp.	50,830,886	129,510
Versum Materials, Inc.	661,943	25,518
Corporate Risk Holdings I, Inc.[1,2,3,4]	2,205,215	1,544
Corporate Risk Holdings Corp.[2,3,4,5]	11,149	—[6]
		7,528,110
Health care 6.61%
Merck & Co., Inc.	34,490,159	2,271,867
AstraZeneca PLC	18,921,277	1,456,580
Pfizer Inc.	31,724,300	1,266,751
GlaxoSmithKline PLC	52,391,000	1,087,600
Bristol-Myers Squibb Co.	7,520,500	441,829
Gilead Sciences, Inc.	4,750,000	369,693
Novartis AG	2,316,000	194,702
Sanofi	1,460,000	126,968
AbbVie Inc.	522,000	48,144
Rotech Healthcare Inc.[1,2,3,4,5]	543,172	1,086
		7,265,220
Industrials 6.40%
Lockheed Martin Corp.	4,405,400	1,436,601
BAE Systems PLC	140,126,776	1,201,388
Emerson Electric Co.	8,800,000	636,064
Boeing Co.	1,755,479	625,477
Caterpillar Inc.	3,784,800	544,254
Edenred SA1	12,231,900	481,595
Hubbell Inc.[1]	3,430,000	422,747
International Consolidated Airlines Group, SA (CDI)	39,520,000	368,291
Norfolk Southern Corp.	1,600,000	270,400
Siemens AG	1,518,000	214,358
ACS, Actividades de Construcción y Servicios, SA	3,887,371	170,555
General Electric Co.	10,355,000	141,139
Sandvik AB	7,408,000	135,515
KONE OYJ, Class B	2,340,000	128,030
PACCAR Inc.	1,314,040	86,359
Douglas Dynamics, Inc.[1]	1,300,000	63,830
Waste Management, Inc.	531,128	47,801
R.R. Donnelley & Sons Co.[1]	4,319,407	25,484
CEVA Logistics AG2,4,7	846,991	17,117
The Income Fund of America — Page 2 of 37

Common stocks Industrials (continued)	Shares	Value (000)
LSC Communications, Inc.	562,826	$8,454
Ply Gem Parent, LLC, Class B2,4	838	111
		7,025,570
Materials 5.56%
DowDuPont Inc.	25,585,269	1,759,499
WestRock Co.[1]	14,266,832	827,191
LyondellBasell Industries NV	7,135,000	790,487
BASF SE	5,150,000	494,780
BHP Billiton PLC	19,000,000	437,570
Rio Tinto PLC	7,890,000	434,590
Boral Ltd.[1]	76,201,575	376,483
CF Industries Holdings, Inc.	8,232,700	365,696
Air Products and Chemicals, Inc.	2,011,486	330,226
Vale SA, ordinary nominative (ADR)	7,993,363	117,183
Vale SA, ordinary nominative	5,418,360	79,168
Akzo Nobel NV	1,062,000	98,230
		6,111,103
Consumer staples 5.52%
Coca-Cola Co.	33,420,000	1,558,374
Philip Morris International Inc.	9,588,700	827,505
Procter & Gamble Co.	8,200,000	663,216
Kellogg Co.	8,059,000	572,431
Altria Group, Inc.	9,689,097	568,556
British American Tobacco PLC	7,327,000	404,012
British American Tobacco PLC (ADR)	97,000	5,314
Unilever PLC	6,500,000	371,550
Nestlé SA	4,237,617	345,378
Hershey Co.	3,000,000	294,630
Costco Wholesale Corp.	1,000,000	218,710
General Mills, Inc.	4,400,000	202,664
Kraft Heinz Co.	453,209	27,306
		6,059,646
Consumer discretionary 5.35%
McDonald’s Corp.	7,631,600	1,202,282
General Motors Co.	25,455,641	965,023
Las Vegas Sands Corp.	12,382,495	890,301
Target Corp.	9,450,000	762,426
Sands China Ltd.	82,673,800	425,532
Nokian Renkaat Oyj[1]	8,447,624	366,384
Home Depot, Inc.	1,724,500	340,623
Carnival Corp., units	4,720,000	279,613
Hasbro, Inc.	2,782,000	277,115
Axel Springer SE	2,292,000	171,262
Compass Group PLC	5,993,692	128,980
ProSiebenSat.1 Media SE	2,115,510	57,243
Cumulus Media Inc., Class B2,4	223,977	3,752
Cumulus Media Inc., Class A2,4	184,316	3,087
Adelphia Recovery Trust, Series ACC-1[2,3,4]	9,913,675	5
		5,873,628
The Income Fund of America — Page 3 of 37

Common stocks Real estate 4.96%	Shares	Value (000)
Crown Castle International Corp. REIT	10,237,000	$1,134,567
Digital Realty Trust, Inc. REIT	7,975,000	968,324
Public Storage REIT	3,929,500	855,963
Iron Mountain Inc. REIT[1]	15,215,400	534,213
Simon Property Group, Inc. REIT	2,957,000	521,053
Prologis, Inc. REIT	5,105,000	334,990
Gaming and Leisure Properties, Inc. REIT	7,268,000	263,974
Link Real Estate Investment Trust REIT	19,651,812	194,789
Lamar Advertising Co. REIT, Class A	2,353,322	173,275
American Tower Corp. REIT	1,007,173	149,303
Vornado Realty Trust REIT, Shares of Beneficial Interest	1,795,000	129,096
Redwood Trust, Inc. REIT[1]	5,444,717	91,526
OUTFRONT Media Inc. REIT	2,566,770	54,544
Fibra Uno Administración, SA de CV REIT	27,239,800	39,228
		5,444,845
Telecommunication services 2.27%
Verizon Communications Inc.	31,694,390	1,636,698
Advanced Info Service PCL, foreign registered	42,375,000	257,281
Spark New Zealand Ltd.	69,670,000	183,775
AT&T Inc.	5,700,000	182,229
BT Group PLC	28,248,000	86,575
TalkTalk Telecom Group PLC	45,499,473	68,499
HKBN Ltd.	41,972,000	65,025
Mobile TeleSystems PJSC (ADR)	2,043,000	17,917
		2,497,999
Utilities 2.18%
DTE Energy Co.	7,055,000	765,750
Dominion Energy, Inc.	6,050,000	433,845
Duke Energy Corp.	3,999,999	326,480
Power Assets Holdings Ltd.	37,828,910	267,726
Brookfield Infrastructure Partners LP	4,545,000	185,839
EDP - Energias de Portugal, SA	45,396,105	185,210
Guangdong Investment Ltd.	71,500,000	123,159
Enel SPA	19,244,600	107,343
Vistra Energy Corp.[4]	110,235	2,491
		2,397,843
Miscellaneous 4.76%
Other common stocks in initial period of acquisition		5,224,166
Total common stocks (cost: $53,044,631,000)		72,484,434
Preferred securities 0.22% Financials 0.22%
Citigroup Inc. 8.709% preferred	2,368,637	63,764
Citigroup Inc., Series K, depositary shares	2,145,767	59,609
PNC Financial Services Group, Inc., Series P, noncumulative depositary shares	2,000,000	54,760
Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	1,263,198	32,831
Goldman Sachs Group, Inc., Series J, 5.50% depositary shares	1,200,000	30,840
Total preferred securities (cost: $226,473,000)		241,804
The Income Fund of America — Page 4 of 37

Rights & warrants 0.00% Industrials 0.00%	Shares	Value (000)
Associated Materials, LLC, warrants, expire 2023[2,3,4]	328,867	$—[6]
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		1,690
Total rights & warrants (cost: $263,000)		1,690
Convertible stocks 0.23% Utilities 0.13%
Dominion Energy, Inc., Series A units, 6.75% convertible preferred 2019	1,740,948	83,896
DTE Energy Co., units, 6.50% convertible preferred 2019	1,055,000	55,673
		139,569
Real estate 0.04%
Crown Castle International Corp. REIT, Series A, 6.875% convertible preferred 2020	44,500	47,482
Consumer staples 0.03%
Bunge Ltd. 4.875% convertible preferred	322,700	35,131
Industrials 0.03%
Associated Materials, LLC, 14.00% convertible preferred 2020[2,3]	23,150	28,124
		28,124
Total convertible stocks (cost: $238,456,000)		250,306
Convertible bonds 0.39% Financials 0.19%	Principal amount (000)
Goldman Sachs, Equity Linked Notes (Sysco Corp.), 4.75% 2019	$ 3,220	203,715
Consumer discretionary 0.00%
DISH DBS Corp., convertible notes, 3.375% 2026	3,750	3,416
Miscellaneous 0.20%
Other convertible bonds in initial period of acquisition		223,126
Total convertible bonds (cost: $414,806,000)		430,257
Bonds, notes & other debt instruments 22.57% Corporate bonds & notes 11.23% Financials 2.07%
ACE INA Holdings Inc. 2.30% 2020	4,485	4,407
ACE INA Holdings Inc. 2.875% 2022	9,345	9,170
ACE INA Holdings Inc. 3.35% 2026	2,440	2,376
ACE INA Holdings Inc. 4.35% 2045	510	524
Ally Financial Inc. 4.25% 2021	24,000	24,120
Ally Financial Inc. 5.125% 2024	27,700	28,358
Ally Financial Inc. 8.00% 2031	7,000	8,470
The Income Fund of America — Page 5 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Ally Financial Inc. 8.00% 2031	$4,164	$5,038
American Express Co. 3.375% 2021	6,000	6,009
American Express Co. 3.00% 2024	13,000	12,444
American International Group, Inc. 3.90% 2026	4,550	4,458
American International Group, Inc. 4.20% 2028	10,565	10,563
American International Group, Inc. 4.80% 2045	2,100	2,107
American International Group, Inc. 4.75% 2048	2,020	2,022
Australia & New Zealand Banking Group Ltd. 2.625% 2022	10,500	10,151
AXA Equitable Holdings, Inc. 3.90% 2023[7]	4,650	4,623
AXA SA 5.00% 2048[7]	4,400	4,227
Bank of America Corp. 5.00% 2021	3,500	3,662
Bank of America Corp. 2.738% 2022 (3-month USD-LIBOR + 0.37% on 1/23/2021)[8]	12,500	12,287
Bank of America Corp. 3.499% 2022 (3-month USD-LIBOR + 0.63% on 5/17/2021)[8]	10,000	9,993
Bank of America Corp. 2.816% 2023 (3-month USD-LIBOR + 0.93% on 7/21/2022)[8]	10,500	10,158
Bank of America Corp. 3.124% 2023 (3-month USD-LIBOR + 1.16% on 1/20/2022)[8]	10,500	10,316
Bank of America Corp. 3.55% 2024 (3-month USD-LIBOR + 0.78% on 3/5/2023)[8]	69,563	68,794
Bank of America Corp. 3.864% 2024 (3-month USD-LIBOR +0.94% on 7/23/2023)[8]	10,644	10,649
Bank of America Corp. 3.366% 2026 (3-month USD-LIBOR + 0.81% on 1/23/2025)[8]	10,000	9,664
Bank of America Corp. 3.593% 2028 (3-month USD-LIBOR + 1.37% on 7/21/2027)[8]	20,137	19,207
Bank of Nova Scotia 2.50% 2021	10,500	10,305
BB&T Corp. 2.45% 2020	19,000	18,831
BB&T Corp. 3.70% 2025	11,500	11,460
Berkshire Hathaway Inc. 3.125% 2026	3,700	3,594
Berkshire Hathaway Inc. 4.50% 2043	1,800	1,900
BNP Paribas 3.50% 2023[7]	24,900	24,384
BNP Paribas 3.375% 2025[7]	18,500	17,595
Capital One Financial Corp. 3.45% 2021	23,000	22,958
Capital One Financial Corp. 4.25% 2025	15,500	15,602
CIT Group Inc. 3.875% 2019[9]	29,440	29,536
CIT Group Inc. 4.125% 2021	4,375	4,380
Citigroup Inc. 2.35% 2021	13,000	12,595
Citigroup Inc. 2.70% 2021	10,500	10,297
Citigroup Inc. 2.90% 2021	33,830	33,168
Citigroup Inc. 3.40% 2021	11,770	11,764
Citigroup Inc. 2.876% 2023 (3-month USD-LIBOR + 0.95% on 7/24/2022)[8]	11,120	10,761
Citigroup Inc. 3.142% 2023 (3-month USD-LIBOR + 0.722% on 1/4/2022)[8]	6,975	6,839
Citigroup Inc. 4.044% 2024 (3-month USD-LIBOR + 1.023% on 6/1/2023)[8]	6,630	6,672
Citigroup Inc. 3.20% 2026	15,096	14,152
Citigroup Inc. 4.075% 2029 (3-month USD-LIBOR + 1.192% on 4/23/2028)[8]	8,032	7,900
Citigroup Inc. 4.65% 2048	8,225	8,393
Citigroup Inc., Series A, junior subordinated 5.95% (undated) (3-month USD-LIBOR + 4.068% on 1/30/2023)[8]	13,295	13,644
CME Group Inc. 3.75% 2028	6,875	6,943
CME Group Inc. 4.15% 2048	8,300	8,521
CNA Financial Corp. 3.95% 2024	5,000	4,986
Compass Diversified Holdings 8.00% 2026[7]	19,675	19,281
Cooperatieve Rabobank U.A. 2.75% 2023	10,500	10,139
Crédit Agricole SA 3.375% 2022[7]	7,975	7,845
Crédit Agricole SA 3.75% 2023[7]	12,500	12,329
Credit Suisse Group AG 2.75% 2020	18,000	17,820
Credit Suisse Group AG 3.45% 2021	8,750	8,733
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[7,8]	4,750	4,555
Credit Suisse Group AG 3.80% 2023	14,925	14,811
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[7,8]	11,005	10,533
Danske Bank AS 2.00% 2021[7]	8,680	8,267
The Income Fund of America — Page 6 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Danske Bank AS 2.70% 2022[7]	$11,565	$11,217
Danske Bank AS 3.875% 2023[7]	10,354	10,252
Deutsche Bank AG 2.70% 2020	20,000	19,552
Deutsche Bank AG 3.95% 2023	5,000	4,862
Discover Financial Services 3.35% 2023	3,675	3,578
Ford Motor Credit Co. 3.81% 2024	5,533	5,365
General Motors Financial Co. 3.45% 2022	35,885	35,340
General Motors Financial Co. 4.15% 2023	8,235	8,233
General Motors Financial Co. 4.00% 2026	2,000	1,902
Goldman Sachs Group, Inc. 2.55% 2019	7,865	7,828
Goldman Sachs Group, Inc. 2.60% 2020	7,900	7,823
Goldman Sachs Group, Inc. 2.625% 2021	12,000	11,770
Goldman Sachs Group, Inc. 5.25% 2021	3,000	3,144
Goldman Sachs Group, Inc. 5.75% 2022	20,000	21,374
Goldman Sachs Group, Inc. 2.905% 2023 (3-month USD-LIBOR + 0.99% on 7/24/2022)[8]	35,630	34,486
Goldman Sachs Group, Inc. 3.20% 2023	28,292	27,715
Goldman Sachs Group, Inc. 3.919% 2023[10]	1,466	1,524
Goldman Sachs Group, Inc. 3.691% 2028 (3-month USD-LIBOR + 1.51% on 6/5/2027)[8]	8,000	7,637
Goldman Sachs Group, Inc. 4.223% 2029 (3-month USD-LIBOR + 1.301% on 5/1/2028)[8]	22,764	22,561
Groupe BPCE SA 2.75% 2023[7]	5,175	4,967
Groupe BPCE SA 5.70% 2023[7]	21,170	22,189
Groupe BPCE SA 5.15% 2024[7]	12,085	12,350
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[8]	10,500	10,334
HSBC Holdings PLC 3.95% 2024 (3-month USD-LIBOR + 0.987% on 5/18/2023)[8]	8,775	8,765
HSBC Holdings PLC 4.25% 2024	9,000	9,000
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[8]	13,590	13,798
HUB International Ltd., 7.00% 2026[7]	12,910	12,991
Icahn Enterprises Finance Corp. 6.25% 2022	19,625	20,054
Intercontinentalexchange, Inc. 2.50% 2018	12,000	12,004
Intesa Sanpaolo SpA 3.125% 2022[7]	11,300	10,541
Intesa Sanpaolo SpA 3.375% 2023[7]	6,500	6,065
Intesa Sanpaolo SpA 5.017% 2024[7]	62,010	57,319
Intesa Sanpaolo SpA 5.71% 2026[7]	19,750	18,372
Jefferies Financial Group Inc. 5.50% 2023	13,255	13,722
JPMorgan Chase & Co. 2.25% 2020	10,000	9,887
JPMorgan Chase & Co. 2.55% 2020	11,150	10,980
JPMorgan Chase & Co. 2.40% 2021	14,000	13,659
JPMorgan Chase & Co. 3.559% 2024 (3-month USD-LIBOR + 0.73% on 4/23/2023)[8]	13,825	13,692
JPMorgan Chase & Co. 3.797% 2024 (3-month USD-LIBOR + 0.89% on 7/23/2023)[8]	21,670	21,667
JPMorgan Chase & Co. 3.54% 2028 (3-month USD-LIBOR + 1.38% on 5/1/2027)[8]	7,000	6,691
JPMorgan Chase & Co. 4.005% 2029 (3-month USD-LIBOR + 1.12% on 4/23/2028)[8]	27,860	27,430
JPMorgan Chase & Co., Series Z, junior subordinated 5.30% (undated) (3-month USD-LIBOR + 3.80% on 5/1/2020)[8]	36,425	37,153
JPMorgan Chase & Co., Series I, junior subordinated 5.809% (undated) (3-month USD-LIBOR + 3.47% on 10/30/2018)[8]	74,825	75,248
JPMorgan Chase & Co., Series S, junior subordinated, perpetual, 6.75% (undated) (3-month USD-LIBOR + 3.78% on 2/1/2024)[8]	25,901	28,329
Keybank National Association 3.375% 2023[7]	5,000	4,964
Liberty Mutual Group Inc. 4.25% 2023[7]	4,400	4,463
Lloyds Banking Group PLC 3.00% 2022	6,000	5,872
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[8]	15,500	14,830
Lloyds Banking Group PLC 4.582% 2025	7,000	6,934
Lloyds Banking Group PLC 4.375% 2028	3,950	3,907
MetLife, Inc. 4.60% 2046	2,475	2,539
The Income Fund of America — Page 7 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Metropolitan Life Global Funding I 2.30% 2019[7]	$1,350	$1,347
Metropolitan Life Global Funding I 2.00% 2020[7]	5,135	5,040
Metropolitan Life Global Funding I 2.50% 2020[7]	4,000	3,932
Metropolitan Life Global Funding I 2.40% 2021[7]	8,050	7,885
Metropolitan Life Global Funding I 3.45% 2026[7]	2,330	2,268
Metropolitan Life Global Funding I 3.00% 2027[7]	3,000	2,798
Mitsubishi UFJ Financial Group, Inc. 2.19% 2021	11,000	10,540
Mitsubishi UFJ Financial Group, Inc. 2.665% 2022	10,500	10,117
Mitsubishi UFJ Financial Group, Inc. 2.998% 2022	6,875	6,735
Mizuho Financial Group, Ltd. 3.549% 2023	21,500	21,286
Morgan Stanley 2.50% 2021	11,250	10,990
Morgan Stanley 2.75% 2022	8,850	8,588
Morgan Stanley 3.125% 2023	44,800	43,766
Morgan Stanley 3.737% 2024 (3-month USD-LIBOR + 0.847% on 4/24/2023)[8]	28,620	28,463
Morgan Stanley 3.875% 2026	11,000	10,852
Morgan Stanley 3.625% 2027	5,650	5,449
National Australia Bank Ltd. 2.50% 2022	10,500	10,087
National Australia Bank Ltd. 2.875% 2023	7,925	7,692
Nationwide Building Society 4.363% 2024 (3-month USD-LIBOR + 1.392% on 8/1/2023)[7,8]	10,350	10,387
Nationwide Mutual Insurance Co. (3-month USD-LIBOR + 2.29%) 4.631% 2024[7,10]	8,150	8,150
Navient Corp. 4.875% 2019	34,210	34,552
Navient Corp. 6.50% 2022	10,790	11,019
Navient Corp. 5.50% 2023	27,480	26,965
Navient Corp. 6.125% 2024	10,350	10,246
New York Life Global Funding 1.95% 2020[7]	1,820	1,789
New York Life Global Funding 1.70% 2021[7]	17,500	16,627
New York Life Global Funding 2.30% 2022[7]	2,000	1,920
New York Life Global Funding 3.00% 2028[7]	2,500	2,345
PNC Bank 3.50% 2023	10,354	10,377
PNC Financial Services Group, Inc. 2.854% 2022[8]	8,395	8,161
PNC Financial Services Group, Inc. 3.90% 2024	3,000	2,999
PNC Financial Services Group, Inc., Series O, junior subordinated 6.75% (undated) (3-month USD-LIBOR + 3.678% on 8/1/2021)[8]	10,250	11,070
PRICOA Global Funding I 2.45% 2022[7]	2,490	2,381
Principal Financial Group, Inc. 4.111% 2028[7]	3,500	3,434
Prudential Financial, Inc. 3.50% 2024	9,000	8,972
Prudential Financial, Inc. 3.878% 2028	4,500	4,490
Prudential Financial, Inc. 5.625% 2043 (3-month USD-LIBOR + 3.92% on 6/15/2023)[8]	1,850	1,927
Prudential Financial, Inc. 3.905% 2047	2,975	2,767
Rabobank Nederland 2.50% 2021	6,525	6,402
Rabobank Nederland 2.75% 2022	2,825	2,762
Rabobank Nederland 4.625% 2023	8,000	8,137
Rabobank Nederland 4.375% 2025	9,000	8,931
Royal Bank of Scotland PLC 4.519% 2024[8]	8,300	8,327
Santander Holdings USA, Inc. 3.70% 2022	10,500	10,418
Santander Holdings USA, Inc. 3.40% 2023	12,500	12,193
Skandinaviska Enskilda Banken AB 2.625% 2021	10,500	10,296
Solenis International, L.P., Term Loan, (3-month USD-LIBOR + 8.50%) 10.679% 2024[9,10,11]	5,005	4,950
Starwood Property Trust, Inc. 5.00% 2021	10,070	10,221
Sumitomo Mitsui Banking Corp. 3.102% 2023	17,365	16,925
Svenska Handelsbanken AB 1.875% 2021	7,270	6,941
Synchrony Bank 3.65% 2021	3,375	3,340
The Edelman Financial Center LLC, Term Loan, (3-month USD-LIBOR + 6.75%) 9.092% 2026[9,10,11]	25,500	25,750
Travelers Companies, Inc. 4.00% 2047	2,260	2,189
The Income Fund of America — Page 8 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Financials (continued)	Principal amount (000)	Value (000)
Travelers Companies, Inc. 4.05% 2048	$400	$391
UBS Group AG 4.125% 2025[7]	4,425	4,431
UniCredit SPA 3.75% 2022[7]	20,625	19,828
UniCredit SPA 4.625% 2027[7]	5,000	4,689
UniCredit SPA 5.861% 2032[7,8]	20,825	18,856
US Bancorp 2.85% 2023	12,500	12,213
US Bancorp 3.40% 2023	7,700	7,668
US Bancorp 3.70% 2024	10,000	10,043
US Bancorp 2.375% 2026	6,000	5,455
US Bancorp 3.15% 2027	5,787	5,543
Wells Fargo & Co. 2.55% 2020	4,350	4,280
Wells Fargo & Co. 2.10% 2021	10,800	10,403
Wells Fargo & Co. 2.50% 2021	15,000	14,681
Wells Fargo & Co. 4.60% 2021	25,000	25,757
Wells Fargo & Co. 2.625% 2022	10,500	10,142
Wells Fargo & Co. 3.069% 2023	10,500	10,246
Wells Fargo & Co. 3.55% 2025	4,289	4,189
Wells Fargo & Co. 3.00% 2026	13,179	12,320
Wells Fargo & Co. 3.584% 2028 (3-month USD-LIBOR + 1.31% on 5/15/2027)[8]	281	270
Wells Fargo & Co., Series K, junior subordinated 6.111% (undated) (3-month USD-LIBOR + 3.77% on 9/13/2018)[8]	86,566	87,384
		2,277,153
Energy 1.72%
American Energy (Permian Basin) (3-month USD-LIBOR + 6.50%) 8.854% 2019[7,10]	4,925	4,408
American Energy (Permian Basin), 7.125% 2020[7]	28,195	17,622
American Energy (Permian Basin), 7.375% 2021[7]	23,020	14,387
Anadarko Petroleum Corp. 5.55% 2026	8,325	9,008
Anadarko Petroleum Corp. 6.45% 2036	1,095	1,287
Anadarko Petroleum Corp. 6.60% 2046	5,960	7,372
Ascent Resources Marcellus Holdings, Inc., Term Loan B, (3-month USD-LIBOR + 6.50%) 8.60% 2023[9,10,11]	5,100	5,123
Ascent Resources - Utica, LLC 10.00% 2022[1,7]	810	899
Berry Petroleum Corporation 7.00% 2026[7]	2,985	3,119
Blackstone CQP Holdco LP, 6.00% 2021[5,7]	20,000	20,000
Blackstone CQP Holdco LP, 6.50% 2021[5,7]	97,225	97,833
Boardwalk Pipeline Partners, LP 4.95% 2024	2,345	2,397
Bruin E&P Partners, LLC 8.875% 2023[7]	1,555	1,570
Calfrac Well Services Ltd. 8.50% 2026[7]	1,900	1,838
California Resources Corp., Term Loan B, (3-month USD-LIBOR + 4.75%) 6.831% 2022[9,10,11]	9,000	9,146
Canadian Natural Resources Ltd. 2.95% 2023	18,375	17,759
Canadian Natural Resources Ltd. 3.85% 2027	6,185	6,041
Carrizo Oil & Gas Inc. 6.25% 2023	3,081	3,150
Cenovus Energy Inc. 3.00% 2022	5,970	5,702
Cenovus Energy Inc. 3.80% 2023	16,165	15,744
Cenovus Energy Inc. 4.25% 2027	15,600	15,180
Cenovus Energy Inc. 5.40% 2047	12,055	12,200
Cheniere Energy, Inc. 5.875% 2025	10,600	11,196
Chesapeake Energy Corp. (3-month USD-LIBOR + 3.25%) 5.589% 2019[10]	12,200	12,246
Chesapeake Energy Corp. 4.875% 2022	20,375	19,866
Chesapeake Energy Corp. 8.00% 2022[7]	5,282	5,592
Chesapeake Energy Corp. 8.00% 2025	19,825	20,370
Chesapeake Energy Corp. 8.00% 2027	20,585	21,100
Chesapeake Energy Corp., Term Loan, (3-month USD-LIBOR + 7.50%) 9.577% 2021[9,10,11]	7,000	7,339
Chevron Corp. 1.561% 2019	6,255	6,201
The Income Fund of America — Page 9 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Chevron Corp. 2.498% 2022	$3,790	$3,718
Comstock Resources, Inc. 9.75% 2026[7]	22,175	21,510
Concho Resources Inc. 4.30% 2028	9,915	9,951
Concho Resources Inc. 4.85% 2048	2,841	2,892
CONSOL Energy Inc. 5.875% 2022	75,825	76,167
Convey Park Energy LLC 7.50% 2025[7]	9,205	9,389
DCP Midstream Operating LP 4.95% 2022	18,690	18,970
Denbury Resources Inc. 9.00% 2021[7]	5,860	6,263
Devon Energy Corp. 5.00% 2045	1,000	1,038
Diamond Offshore Drilling, Inc. 7.875% 2025	10,100	10,555
Diamond Offshore Drilling, Inc. 4.875% 2043	52,151	37,809
El Paso Pipeline Partners Operating Co., LLC 5.00% 2021	5,000	5,195
El Paso Pipeline Partners Operating Co., LLC 4.70% 2042	33,265	31,083
Enbridge Energy Partners, LP 9.875% 2019	10,500	10,895
Enbridge Energy Partners, LP 4.375% 2020	7,995	8,121
Enbridge Energy Partners, LP 5.875% 2025	8,075	8,855
Enbridge Energy Partners, LP 5.50% 2040	1,200	1,273
Enbridge Energy Partners, LP 7.375% 2045	21,118	27,440
Enbridge Energy Partners, LP, Series B, 7.50% 2038	6,000	7,606
Enbridge Inc. 4.00% 2023	10,830	10,946
Enbridge Inc. 3.70% 2027	12,538	12,152
Energy Transfer Partners, LP 4.15% 2020	5,000	5,056
Energy Transfer Partners, LP 7.50% 2020	9,250	9,898
Energy Transfer Partners, LP 5.875% 2024	11,800	12,301
Energy Transfer Partners, LP 4.75% 2026	8,000	8,102
Energy Transfer Partners, LP 4.00% 2027	5,586	5,342
Energy Transfer Partners, LP 4.20% 2027	7,622	7,405
Energy Transfer Partners, LP 5.50% 2027	17,145	17,616
Energy Transfer Partners, LP 4.95% 2028	9,879	10,093
Energy Transfer Partners, LP 6.125% 2045	9,510	9,911
Energy Transfer Partners, LP 5.30% 2047	14,335	13,688
Energy Transfer Partners, LP 5.40% 2047	16,309	15,735
Energy Transfer Partners, LP 6.00% 2048	6,105	6,406
EnLink Midstream Partners, LP 2.70% 2019	1,660	1,654
EnLink Midstream Partners, LP 4.15% 2025	9,405	8,818
EnLink Midstream Partners, LP 4.85% 2026	2,744	2,643
EnLink Midstream Partners, LP 5.05% 2045	840	700
Ensco PLC, 5.20% 2025	2,495	2,136
Ensco PLC 7.75% 2026	17,525	17,065
Ensco PLC, 5.75% 2044	31,670	23,159
EOG Resources, Inc. 4.15% 2026	3,830	3,931
EP Energy Corp. 8.00% 2024[7]	780	792
EP Energy Corp. 7.75% 2026[7]	1,900	1,943
EQT Corp. 3.00% 2022	3,175	3,057
EQT Corp. 3.90% 2027	16,650	15,757
Extraction Oil & Gas, Inc. 7.375% 2024[7]	2,360	2,490
Extraction Oil & Gas, Inc. 5.625% 2026[7]	13,650	13,258
Genesis Energy, LP 6.75% 2022	13,675	14,017
Genesis Energy, LP 6.50% 2025	10,650	10,357
Halliburton Co. 3.80% 2025	1,915	1,907
Halliburton Co. 5.00% 2045	1,860	2,015
Hi-Crush Partners LP 9.50% 2026[7]	1,080	1,069
Indigo Natural Resources LLC 6.875% 2026[7]	4,825	4,692
Jagged Peak Energy LLC 5.875% 2026[7]	665	655
The Income Fund of America — Page 10 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Jonah Energy LLC 7.25% 2025[7]	$20,255	$16,862
Jones Energy, Inc. 9.25% 2023[7]	1,560	1,583
Kcad Holdings I Ltd. 9.625% 2023[7]	1,900	1,912
Kinder Morgan Energy Partners, LP 2.65% 2019	1,890	1,888
Kinder Morgan Energy Partners, LP 9.00% 2019	1,660	1,711
Kinder Morgan Energy Partners, LP 4.15% 2022	12,145	12,326
Kinder Morgan Energy Partners, LP 6.95% 2038	460	544
Kinder Morgan Energy Partners, LP 5.00% 2043	20,000	19,335
Kinder Morgan Energy Partners, LP 5.40% 2044	3,030	3,081
Kinder Morgan Energy Partners, LP 5.50% 2044	6,456	6,627
Kinder Morgan, Inc. 3.05% 2019	3,530	3,530
Kinder Morgan, Inc. 3.15% 2023	2,730	2,653
Kinder Morgan, Inc. 4.30% 2028	25,073	24,905
Kinder Morgan, Inc. 5.55% 2045	3,097	3,262
Kinder Morgan, Inc. 5.05% 2046	4,990	4,899
Kinder Morgan, Inc. 5.20% 2048	7,558	7,674
Magnolia Oil & Gas Operating LLC 6.00% 2026[7]	3,040	3,066
Marathon Oil Corp. 4.40% 2027	6,700	6,749
McDermott International, Term Loan B, (3-month USD-LIBOR + 5.00%) 7.068% 2025[9,10,11]	1,247	1,256
Murphy Oil Corp. 6.875% 2024	1,560	1,642
Murphy Oil Corp. 5.75% 2025	7,080	7,116
Nabors Industries Ltd. 5.75% 2025[7]	4,550	4,323
Neptune Energy Group Holdings Limited 6.625% 2025[7]	755	737
NGL Energy Partners LP 6.875% 2021	31,581	32,173
NGL Energy Partners LP 6.125% 2025	29,175	27,862
NGPL PipeCo LLC 4.375% 2022[7]	445	448
NGPL PipeCo LLC 4.875% 2027[7]	900	902
NGPL PipeCo LLC 7.768% 2037[7]	885	1,093
Noble Corp. PLC 7.95% 2025[8]	23,590	22,410
Noble Corp. PLC 8.95% 2045[8]	16,690	15,438
Noble Energy, Inc. 4.95% 2047	4,925	5,013
Oasis Petroleum Inc. 6.25% 2026[7]	2,920	2,938
Odebrecht Drilling Norbe 6.72% 2022[7,9]	980	936
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[7,9,12]	3,161	940
Odebrecht Drilling Norbe 0% 2049[7,10]	491	9
PDC Energy Inc. 5.75% 2026	1,780	1,767
Peabody Energy Corp. 6.00% 2022[7]	6,075	6,280
Peabody Energy Corp. 6.375% 2025[7]	2,175	2,325
Petrobras Global Finance Co. 6.85% 2115	2,775	2,511
Petróleos Mexicanos 6.875% 2026	11,285	11,821
Petróleos Mexicanos 6.50% 2027	38,415	39,078
Petróleos Mexicanos 5.35% 2028[7]	2,500	2,342
Petróleos Mexicanos 6.75% 2047	8,540	7,900
Petróleos Mexicanos 6.35% 2048[7]	17,471	15,637
Phillips 66 3.90% 2028	7,190	7,104
Pioneer Natural Resources Co. 3.45% 2021	7,015	7,029
QEP Resources, Inc. 5.625% 2026	3,660	3,536
Range Resources Corp. 5.00% 2022	2,000	1,970
Range Resources Corp. 4.875% 2025	4,100	3,818
Ras Laffan Liquefied Natural Gas II 5.298% 2020[7,9]	4,973	5,094
Ras Laffan Liquefied Natural Gas III 6.75% 2019	4,000	4,153
Ras Laffan Liquefied Natural Gas III 6.75% 2019[7]	1,000	1,038
Royal Dutch Shell PLC 1.75% 2021	15,580	14,977
Royal Dutch Shell PLC 3.75% 2046	5,000	4,755
The Income Fund of America — Page 11 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
Sabine Pass Liquefaction, LLC 5.625% 2023[8]	$9,500	$10,146
Sabine Pass Liquefaction, LLC 5.75% 2024	10,000	10,769
Sabine Pass Liquefaction, LLC 5.625% 2025	9,305	9,933
Sabine Pass Liquefaction, LLC 5.875% 2026	2,100	2,288
Sanchez Energy Corp. 7.25% 2023[7]	6,000	5,933
Schlumberger BV 3.625% 2022[7]	1,780	1,780
Schlumberger BV 4.00% 2025[7]	16,041	16,086
Seven Generations Energy Ltd. 5.375% 2025[7]	700	674
SM Energy Co. 6.125% 2022	5,760	5,933
SM Energy Co. 5.625% 2025	4,325	4,239
SM Energy Co. 6.75% 2026	500	511
Southwestern Energy Co. 4.10% 2022	48,940	46,738
Southwestern Energy Co. 6.70% 2025[8]	19,950	19,726
Southwestern Energy Co. 7.50% 2026	3,405	3,550
Spectra Energy Partners, LP 4.75% 2024	3,250	3,350
Spectra Energy Partners, LP 4.50% 2045	1,280	1,213
Statoil ASA 2.75% 2021	3,085	3,044
Statoil ASA 3.25% 2024	850	838
Statoil ASA 4.25% 2041	3,000	3,025
Summit Midstream Partners LP 5.75% 2025	4,950	4,802
Sunoco LP 4.875% 2023[7]	5,635	5,552
Sunoco LP 5.50% 2026[7]	1,665	1,588
Tapstone Energy Inc. 9.75% 2022[7]	2,510	2,228
Targa Resources Partners LP 4.125% 2019	24,555	24,616
Targa Resources Partners LP 6.75% 2024	8,255	8,730
TC PipeLines, LP 4.375% 2025	1,898	1,870
Teekay Corp. 8.50% 2020	67,791	70,757
Teekay Offshore Partners L.P. 8.50% 2023[7]	13,350	13,584
TransCanada Corp. 7.625% 2039	10,750	14,571
TransCanada PipeLines Ltd. 4.25% 2028	8,465	8,564
TransCanada PipeLines Ltd. 4.75% 2038	9,600	9,868
Transocean Guardian LTD, 5.875% 2024[7,9]	3,855	3,903
Transocean Inc. 8.375% 2021[8]	10,675	11,476
Transocean Inc. 9.00% 2023[7]	13,552	14,670
Transocean Inc. 6.125% 2025[7,9]	1,425	1,455
Transocean Inc. 7.50% 2026[7]	1,050	1,076
Ultra Petroleum Corp. 6.875% 2022[7]	28,560	19,135
Ultra Petroleum Corp. 7.125% 2025[7]	7,100	4,278
Vine Oil & Gas LP 8.75% 2023[7]	13,885	12,878
Vine Oil & Gas LP, Term Loan, (3-month USD-LIBOR + 6.875%) 8.952% 2021[9,10,11]	1,600	1,609
Weatherford International PLC 4.50% 2022	30,555	28,416
Weatherford International PLC 8.25% 2023	21,075	20,970
Weatherford International PLC 9.875% 2024	8,325	8,492
Weatherford International PLC 9.875% 2025[7]	14,225	14,438
Weatherford International PLC 6.50% 2036	14,525	11,329
Weatherford International PLC 6.75% 2040	40,050	31,840
Western Gas Partners LP 2.60% 2018	1,150	1,150
Western Gas Partners LP 5.30% 2048	5,000	4,809
Whiting Petroleum Corp. 5.75% 2021	610	624
Whiting Petroleum Corp. 6.625% 2026	3,150	3,266
Williams Companies, Inc. 4.55% 2024	4,850	4,899
Woodside Finance Ltd. 4.60% 2021[7]	18,935	19,273
The Income Fund of America — Page 12 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Energy (continued)	Principal amount (000)	Value (000)
WPX Energy Inc. 6.00% 2022	$3,631	$3,785
WPX Energy Inc. 5.75% 2026	1,895	1,907
		1,884,353
Health care 1.64%
Abbott Laboratories 2.80% 2020	9,100	9,036
Abbott Laboratories 2.90% 2021	31,060	30,657
Abbott Laboratories 3.40% 2023	8,886	8,808
Abbott Laboratories 3.75% 2026	8,585	8,539
Abbott Laboratories 4.90% 2046	2,725	3,011
AbbVie Inc. 2.30% 2021	14,335	13,953
AbbVie Inc. 2.90% 2022	5,000	4,875
AbbVie Inc. 3.20% 2022	2,186	2,153
AbbVie Inc. 3.60% 2025	4,838	4,721
AbbVie Inc. 4.30% 2036	1,003	960
AbbVie Inc. 4.45% 2046	8,863	8,464
Allergan Funding SCS 4.85% 2044	1,000	995
Allergan PLC 3.00% 2020	14,890	14,834
Allergan PLC 3.45% 2022	21,443	21,222
Allergan PLC 3.80% 2025	29,640	29,134
Allergan PLC 4.55% 2035	7,009	6,863
Allergan PLC 4.75% 2045	13,403	13,299
Allergan, Inc. 5.00% 2021[7]	3,809	3,940
Amgen Inc. 1.85% 2021	5,745	5,502
Amgen Inc. 4.40% 2045	2,000	1,977
Anthem, Inc. 4.101% 2028	4,000	3,951
AstraZeneca PLC 2.375% 2022	5,250	5,053
Auris Luxembourg III SARL, Term Loan, (3-month USD-LIBOR + 3.75%) 6.085% 2025[9,10,11]	1,890	1,906
Baxalta Inc. 4.00% 2025	17,855	17,507
Baxalta Inc. 5.25% 2045	300	310
Bayer AG 2.375% 2019[7]	4,810	4,775
Bayer US Finance II LLC 3.875% 2023[7]	16,860	16,945
Bayer US Finance II LLC 4.25% 2025[7]	26,206	26,533
Bayer US Finance II LLC 4.375% 2028[7]	8,550	8,678
Bayer US Finance II LLC 4.40% 2044[7]	13,090	12,635
Bayer US Finance II LLC 4.875% 2048[7]	2,414	2,503
Becton, Dickinson and Co. 2.675% 2019	3,136	3,117
Becton, Dickinson and Co. 2.894% 2022	14,400	13,989
Becton, Dickinson and Co. 3.363% 2024	12,310	11,894
Becton, Dickinson and Co. 3.70% 2027	8,425	8,103
Boston Scientific Corp. 2.85% 2020	7,875	7,809
Boston Scientific Corp. 6.00% 2020	5,375	5,583
Boston Scientific Corp. 3.375% 2022	4,300	4,255
Boston Scientific Corp. 3.85% 2025	5,000	4,961
Catalent, Inc. 4.875% 2026[7]	805	791
Centene Corp. 5.625% 2021	5,100	5,227
Centene Corp. 4.75% 2022	36,858	37,457
Centene Corp. 6.125% 2024	4,550	4,800
Centene Corp. 4.75% 2025	21,320	21,347
Centene Corp. 5.375% 2026[7]	21,580	22,146
Charles River Laboratories International, Inc. 5.50% 2026[7]	1,740	1,766
Community Health Systems Inc. 6.25% 2023	4,025	3,763
Concordia Healthcare Corp. 9.50% 2022[7,13]	33,543	2,096
Concordia Healthcare Corp. 7.00% 2023[7,13]	28,169	1,761
The Income Fund of America — Page 13 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Concordia Healthcare Corp., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.327% 2021[9,10,11]	$8,413	$7,622
CVS Health Corp. 3.35% 2021	16,630	16,625
CVS Health Corp. 3.70% 2023	20,835	20,726
CVS Health Corp. 4.10% 2025	25,885	25,867
CVS Health Corp. 4.30% 2028	24,793	24,748
CVS Health Corp. 4.78% 2038	2,490	2,514
CVS Health Corp. 5.05% 2048	10,075	10,480
DaVita HealthCare Partners Inc. 5.125% 2024	1,775	1,731
DaVita HealthCare Partners Inc. 5.00% 2025	15,175	14,340
DJO Finance LLC 10.75% 2020	1,545	1,537
DJO Finance LLC 8.125% 2021[7]	2,340	2,416
Eagle Holding Co II LLC 7.625% 2022[7,12]	3,350	3,391
EMD Finance LLC 2.95% 2022[7]	7,100	6,944
Endo International PLC 5.75% 2022[7]	26,156	24,129
Endo International PLC 6.00% 2023[7]	5,670	4,848
Endo International PLC 6.00% 2025[7,8]	15,550	12,557
Envision Healthcare Corp. 5.125% 2022[7]	6,760	6,887
Gentiva Health Services Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.375% 2026[9,10,11]	500	511
GlaxoSmithKline PLC 3.375% 2023	10,500	10,468
GlaxoSmithKline PLC 3.625% 2025	14,665	14,705
HCA Inc. 4.75% 2023	580	589
HCA Inc. 5.875% 2023	8,325	8,731
HCA Inc. 5.00% 2024	2,080	2,116
HCA Inc. 5.375% 2025	8,350	8,475
HCA Inc. 5.25% 2026	3,400	3,460
Healthsouth Corp. 5.75% 2024	5,425	5,524
Healthsouth Corp. 5.75% 2025	15,197	15,349
Hologic, Inc. 4.375% 2025[7]	4,195	4,068
Hologic, Inc. 4.625% 2028[7]	3,115	2,936
Humana Inc. 4.95% 2044	12,345	13,027
IMS Health Holdings, Inc. 5.00% 2026[7]	14,410	14,416
inVentiv Health, Inc. 7.50% 2024[7]	4,095	4,320
Jaguar Holding Co. 6.375% 2023[7]	10,265	10,364
Kinetic Concepts, Inc. 7.875% 2021[7]	4,825	4,943
Kinetic Concepts, Inc. 12.50% 2021[7]	19,005	20,905
Laboratory Corporation of America Holdings 3.60% 2027	6,100	5,824
Laboratory Corporation of America Holdings 4.70% 2045	885	880
Mallinckrodt PLC 4.875% 2020[7]	34,125	33,869
Mallinckrodt PLC 5.75% 2022[7]	2,060	1,885
Mallinckrodt PLC 5.625% 2023[7]	780	676
McKesson Corp. 2.284% 2019	4,870	4,860
Medtronic, Inc. 4.375% 2035	5,903	6,188
Medtronic, Inc. 4.625% 2045	11,610	12,624
Molina Healthcare, Inc. 5.375% 2022	50,935	52,208
Molina Healthcare, Inc. 4.875% 2025[7]	23,629	23,186
Multiplan, Inc. 7.125% 2024[7]	4,650	4,824
Mylan Laboratories Inc. 3.15% 2021	4,403	4,358
Novartis Capital Corp. 2.40% 2022	10,500	10,198
NVA Holdings Inc 6.875% 2026[7]	6,350	6,350
Owens & Minor, Inc. 3.875% 2021	19,600	18,742
Owens & Minor, Inc., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.869% 2025[9,10,11]	7,480	7,340
PAREXEL International Corp. 6.375% 2025[7]	12,305	12,028
Prestige Brands International Inc. 6.375% 2024[7]	7,155	7,182
Quintiles Transnational Corp. 4.875% 2023[7]	26,495	27,025
The Income Fund of America — Page 14 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Roche Holdings, Inc. 2.875% 2021[7]	$15,000	$14,849
Roche Holdings, Inc. 3.35% 2024[7]	5,000	4,969
Rotech Healthcare Inc., Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2023[1,2,3,9,10,11]	14,558	14,558
Rotech Healthcare Inc., Term Loan, (3-month USD-LIBOR + 11.00%) 13.337% 2023[1,2,3,9,10,11,12]	29,096	26,561
Shire PLC 2.40% 2021	33,449	32,230
Shire PLC 2.875% 2023	23,205	21,946
Shire PLC 3.20% 2026	17,440	16,152
Team Health Holdings, Inc. 6.375% 2025[7]	20,905	18,344
Teleflex Inc. 4.625% 2027	3,580	3,423
Tenet Healthcare Corp. 4.75% 2020	12,325	12,541
Tenet Healthcare Corp., 6.00% 2020	48,910	50,989
Tenet Healthcare Corp. 4.375% 2021	13,400	13,417
Tenet Healthcare Corp. 4.50% 2021	25,430	25,621
Tenet Healthcare Corp. 8.125% 2022	1,864	1,992
Tenet Healthcare Corp. 6.75% 2023	4,000	4,076
Tenet Healthcare Corp. 4.625% 2024	25,116	24,394
Teva Pharmaceutical Finance Company BV 2.20% 2021	23,120	21,571
Teva Pharmaceutical Finance Company BV 2.80% 2023	87,626	79,285
Teva Pharmaceutical Finance Company BV 6.00% 2024	15,335	15,886
Teva Pharmaceutical Finance Company BV 3.15% 2026	33,117	28,163
Teva Pharmaceutical Finance Company BV 6.75% 2028	74,510	79,657
Teva Pharmaceutical Finance Company BV 4.10% 2046	66,410	49,841
Thermo Fisher Scientific Inc. 4.15% 2024	4,000	4,075
UnitedHealth Group Inc. 3.75% 2025	5,710	5,735
Valeant Pharmaceuticals International, Inc. 7.50% 2021[7]	15,650	15,994
Valeant Pharmaceuticals International, Inc. 5.875% 2023[7]	17,867	17,228
Valeant Pharmaceuticals International, Inc. 6.125% 2025[7]	95,097	89,510
Valeant Pharmaceuticals International, Inc. 9.00% 2025[7]	26,195	27,865
Valeant Pharmaceuticals International, Inc. 9.25% 2026[7]	18,895	20,147
Valeant Pharmaceuticals International, Inc. 8.50% 2027[7]	2,265	2,332
Valeant Pharmaceuticals International, Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.092% 2025[9,10,11]	4,900	4,911
WellPoint, Inc. 2.25% 2019	4,000	3,977
Zimmer Holdings, Inc. 3.15% 2022	18,860	18,528
		1,797,887
Consumer discretionary 1.36%
Amazon.com, Inc. 2.40% 2023	4,165	4,017
Amazon.com, Inc. 2.80% 2024	11,025	10,692
Amazon.com, Inc. 3.15% 2027	890	858
Amazon.com, Inc. 3.875% 2037	1,400	1,391
Amazon.com, Inc. 4.05% 2047	4,000	3,977
American Axle & Manufacturing Holdings, Inc. 6.50% 2027	13,250	12,935
American Honda Finance Corp. 1.65% 2021	8,850	8,476
American Honda Finance Corp. 2.60% 2022	2,000	1,936
American Honda Finance Corp. 3.50% 2028	2,000	1,953
Bayerische Motoren Werke AG 2.15% 2020[7]	2,000	1,965
Bayerische Motoren Werke AG 2.00% 2021[7]	2,000	1,931
Bayerische Motoren Werke AG 2.25% 2023[7]	1,000	931
Bayerische Motoren Werke AG 3.45% 2023[7]	16,510	16,320
Cablevision Systems Corp. 8.00% 2020	20,000	21,031
Cablevision Systems Corp. 6.75% 2021	31,217	32,622
Caesars Resort Collection LLC, Term Loan, (3-month USD-LIBOR + 2.75%) 4.827% 2024[9,10,11]	7,462	7,498
Carnival Corp. 3.95% 2020	11,290	11,490
CBS Outdoor Americas Inc. 5.25% 2022	25,000	25,281
The Income Fund of America — Page 15 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
CCO Holdings LLC and CCO Holdings Capital Corp. 3.579% 2020	$4,980	$4,990
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2023[7]	6,650	6,650
CCO Holdings LLC and CCO Holdings Capital Corp. 5.875% 2024[7]	3,000	3,060
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	2,300	2,346
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2026[7]	37,300	37,181
CCO Holdings LLC and CCO Holdings Capital Corp. 5.125% 2027[7]	11,250	10,772
CCO Holdings LLC and CCO Holdings Capital Corp. 3.75% 2028	5,700	5,259
CCO Holdings LLC and CCO Holdings Capital Corp. 4.20% 2028	6,870	6,595
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[7]	30,050	28,285
CCO Holdings LLC and CCO Holdings Capital Corp. 6.484% 2045	4,475	4,886
CCO Holdings LLC and CCO Holdings Capital Corp. 5.375% 2047	9,845	9,509
CCO Holdings LLC and CCO Holdings Capital Corp. 5.75% 2048	3,825	3,861
Cengage Learning Acquisitions, Inc., Term Loan B, (3-month USD-LIBOR + 4.25%) 6.329% 2023[9,10,11]	5,539	5,258
Churchill Downs Inc. 4.75% 2028[7]	3,150	2,969
Cirsa Gaming Corporation SA 7.875% 2023[7]	9,750	9,802
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	91,770	92,316
Comcast Corp. 6.45% 2037	25,000	30,336
Comcast Corp. 4.75% 2044	9,855	10,019
Comcast Corp. 4.00% 2048	1,280	1,169
CRC Escrow Issuer LLC 5.25% 2025[7]	3,460	3,339
Cumulus Media New Holdings Inc., Term Loan, (3-month USD-LIBOR + 4.50%) 6.58% 2022[9,10,11]	19,662	19,466
DaimlerChrysler North America Holding Corp. 2.25% 2019[7]	14,000	13,874
DaimlerChrysler North America Holding Corp. 2.25% 2020[7]	8,660	8,526
DaimlerChrysler North America Holding Corp. 2.00% 2021[7]	9,725	9,304
DaimlerChrysler North America Holding Corp. 3.30% 2025[7]	2,000	1,924
DaimlerChrysler North America Holding Corp. 8.50% 2031	2,000	2,828
Delphi Automotive PLC 5.00% 2025[7]	70	67
Delta 2 (Formula One), Term Loan B, (3-month USD-LIBOR + 2.50%) 4.577% 2024[9,10,11]	6,987	6,962
Fertitta Entertainment, Inc. 8.75% 2025[7]	1,950	2,028
Ford Motor Co. 4.346% 2026	2,000	1,927
Ford Motor Credit Co. 2.343% 2020	24,820	24,185
Ford Motor Credit Co. 3.157% 2020	10,000	9,928
Ford Motor Credit Co. 3.20% 2021	9,220	9,102
Ford Motor Credit Co. 3.096% 2023	17,714	16,841
Ford Motor Credit Co. 4.375% 2023	13,136	13,177
Ford Motor Credit Co. 3.664% 2024	7,000	6,680
Ford Motor Credit Co. 4.134% 2025	5,000	4,834
Ford Motor Credit Co. 3.815% 2027	6,968	6,388
General Motors Co. 4.35% 2025	6,065	5,997
General Motors Co. 6.60% 2036	13,260	14,381
General Motors Co. 6.75% 2046	13,230	14,694
General Motors Financial Co. 2.35% 2019	18,500	18,411
General Motors Financial Co. 3.70% 2020	10,725	10,797
General Motors Financial Co. 3.20% 2021	10,250	10,112
General Motors Financial Co. 3.55% 2021	1,400	1,397
General Motors Financial Co. 3.45% 2022	3,000	2,959
General Motors Financial Co. 3.25% 2023	12,500	12,093
General Motors Financial Co. 3.70% 2023	9,200	9,020
General Motors Financial Co. 3.50% 2024	8,170	7,749
Goodyear Tire & Rubber Co. 4.875% 2027	2,600	2,382
Hanesbrands Inc. 4.625% 2024[7]	4,725	4,619
Hanesbrands Inc. 4.875% 2026[7]	19,785	19,216
Home Depot, Inc. 5.95% 2041	12,500	15,791
Hyundai Capital America 3.45% 2021[7]	21,325	21,125
The Income Fund of America — Page 16 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Hyundai Capital America 3.75% 2021[7]	$5,000	$4,981
Hyundai Capital America 3.10% 2022[7]	9,720	9,457
Hyundai Capital America 3.25% 2022[7]	10,307	10,010
iHeartCommunications, Inc. 9.00% 2019[13]	3,000	2,355
iHeartCommunications, Inc., Term Loan D, (3-month USD-LIBOR + 6.75%) 8.844% 2019[9,10,11,13]	4,100	3,189
Lennar Corp. 8.375% 2021	4,100	4,510
Levi Strauss & Co. 5.00% 2025	5,700	5,743
Liberty Global PLC 5.50% 2028[7]	10,900	10,028
Limited Brands, Inc. 7.00% 2020	15,000	15,787
Limited Brands, Inc. 6.625% 2021	15,000	15,862
Limited Brands, Inc. 5.25% 2028	4,545	4,014
Limited Brands, Inc. 6.875% 2035	3,460	3,002
Live Nation Entertainment, Inc. 5.625% 2026[7]	1,000	1,000
McDonald’s Corp. 2.625% 2022	5,790	5,663
McDonald’s Corp. 3.35% 2023	875	873
McDonald’s Corp. 3.50% 2027	1,250	1,232
McDonald’s Corp. 3.80% 2028	740	737
McDonald’s Corp. 4.875% 2045	1,515	1,622
McDonald’s Corp. 4.45% 2047	3,200	3,225
MDC Partners Inc. 6.50% 2024[7]	7,055	6,261
Meredith Corp. 6.875% 2026[7]	18,045	18,225
Meredith Corp., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.077% 2025[9,10,11]	4,963	4,986
Meritage Homes Corp. 5.125% 2027	10,675	9,821
Merlin Entertainment 5.75% 2026[7]	2,800	2,863
MGM Resorts International 7.75% 2022	13,050	14,322
Michaels Stores, Inc. 5.875% 2020[7]	3,425	3,455
Mohegan Tribal Gaming Auth., Term Loan B, (3-month USD-LIBOR + 4.50%) 6.077% 2023[9,10,11]	2,030	1,922
Myriad International Holdings 6.00% 2020[7]	45,655	47,906
Myriad International Holdings 6.00% 2020	25,705	26,973
Myriad International Holdings 5.50% 2025	6,140	6,450
NBC Universal Enterprise, Inc. 5.25% 2049[7]	29,525	29,894
Neiman Marcus Group LTD Inc. 8.00% 2021[7]	9,895	6,283
Neiman Marcus Group LTD Inc. 8.75% 2021[7,12]	11,824	7,538
Neiman Marcus Group LTD Inc., Term Loan B, (3-month USD-LIBOR + 3.25%) 5.564% 2020[9,10,11]	16,297	14,419
Newell Rubbermaid Inc. 2.60% 2019	1,211	1,206
Newell Rubbermaid Inc. 3.15% 2021	4,490	4,432
Newell Rubbermaid Inc. 3.85% 2023	4,890	4,801
Nissan Motor Co., Ltd. 2.60% 2022[7]	9,910	9,476
NMG Finco PLC 5.75% 2022[7]	4,850	4,809
Petsmart, Inc. 7.125% 2023[7]	62,890	42,765
Petsmart, Inc. 5.875% 2025[7]	77,810	62,053
Petsmart, Inc. 8.875% 2025[7]	63,595	44,119
Petsmart, Inc., Term Loan B-2, (3-month USD-LIBOR + 3.00%) 5.341% 2022[9,10,11]	23,639	19,704
Rodan & Fields, LLC TL-B, (3-month USD-LIBOR + 4.00%) 6.072% 2025[2,9,10,11]	1,725	1,742
Sally Holdings LLC and Sally Capital Inc. 5.50% 2023	165	161
Sally Holdings LLC and Sally Capital Inc. 5.625% 2025	28,315	26,616
Schaeffler Verwaltungs 4.125% 2021[7,12]	2,800	2,772
Schaeffler Verwaltungs 4.75% 2026[7,12]	4,950	4,668
Scientific Games Corp. 10.00% 2022	4,500	4,821
Scientific Games Corp., Term Loan B5, (3-month USD-LIBOR + 2.75%) 4.921% 2024[9,10,11]	1,706	1,709
Sirius XM Radio Inc. 3.875% 2022[7]	16,600	16,206
Sirius XM Radio Inc. 4.625% 2023[7]	2,625	2,592
Six Flags Entertainment Corp. 4.875% 2024[7]	7,900	7,752
Sotheby’s 4.875% 2025[7]	10,375	9,982
The Income Fund of America — Page 17 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer discretionary (continued)	Principal amount (000)	Value (000)
Starbucks Corp. 3.10% 2023	$13,893	$13,687
Starbucks Corp. 3.75% 2047	1,500	1,327
Stars Group Holdings BV, 7.00% 2026[7]	3,385	3,495
Stars Group Holdings BV, Term Loan, (3-month USD-LIBOR + 3.50%) 5.831% 2025[9,10,11]	2,450	2,477
Thomson Reuters Corp. 4.30% 2023	1,905	1,945
Thomson Reuters Corp. 5.65% 2043	1,425	1,517
Time Warner Cable Inc. 5.00% 2020	35,000	35,716
Toyota Motor Credit Corp. 1.70% 2019	2,000	1,991
Toyota Motor Credit Corp. 2.15% 2020	3,000	2,962
Toyota Motor Credit Corp. 2.15% 2022	2,000	1,912
Toyota Motor Credit Corp. 2.60% 2022	7,140	6,993
Toyota Motor Credit Corp. 2.70% 2023	3,180	3,092
Toyota Motor Credit Corp. 3.20% 2027	1,330	1,286
Toyota Motor Credit Corp. 3.05% 2028	5,992	5,688
Univision Communications Inc. 5.125% 2023[7]	3,161	3,027
Univision Communications Inc. 5.125% 2025[7]	3,983	3,704
Warner Music Group 5.625% 2022[7]	4,719	4,819
Warner Music Group 5.00% 2023[7]	2,600	2,580
Warner Music Group 5.50% 2026[7]	1,925	1,911
Wyndham Worldwide Corp. 5.375% 2026[7]	3,900	3,915
Wynn Las Vegas, LLC and Wynn Capital Corp. 4.25% 2023[7]	16,313	15,803
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.50% 2025[7]	15,900	15,741
Wynn Las Vegas, LLC and Wynn Capital Corp. 5.25% 2027[7]	13,025	12,261
		1,497,533
Utilities 0.86%
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[7]	2,000	1,988
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2025[7]	16,000	16,128
Abu Dhabi National Energy Co. PJSC (TAQA) 4.875% 2030[7]	2,865	2,923
AEP Transmission Company LLC 3.75% 2047	3,660	3,383
AES Corp. 4.875% 2023	2,000	2,018
AES Corp. 5.50% 2025	28,889	29,539
AES Corp. 6.00% 2026	14,410	15,131
AES Corp. 5.125% 2027	955	967
American Electric Power Co., Inc. 2.95% 2022	14,022	13,656
American Electric Power Co., Inc. 3.20% 2027	19,761	18,465
AmeriGas Partners, LP 5.50% 2025	4,850	4,717
Berkshire Hathaway Energy Co. 2.40% 2020	3,110	3,083
Berkshire Hathaway Energy Co. 2.80% 2023	5,350	5,202
Calpine Corp. 6.00% 2022[7]	3,425	3,498
Calpine Corp. 5.375% 2023	7,860	7,526
Calpine Corp. 5.875% 2024[7]	2,925	2,947
Calpine Corp. 5.25% 2026[7]	25,595	24,283
Centerpoint Energy, Inc. 2.50% 2022	5,031	4,839
CMS Energy Corp. 6.25% 2020	13,523	14,090
CMS Energy Corp. 3.00% 2026	19,075	17,754
CMS Energy Corp. 3.45% 2027	7,995	7,641
Colbun SA 4.50% 2024[7]	1,500	1,516
Colbun SA 3.95% 2027[7]	1,554	1,475
Comision Federal de Electricidad 4.875% 2024[7]	2,000	2,053
Comision Federal de Electricidad 4.75% 2027[7]	370	368
Commonwealth Edison Company 4.00% 2048	9,119	9,066
Consolidated Edison Co. of New York 4.50% 2058	8,390	8,586
Consumers Energy Co. 6.70% 2019	13,400	13,934
The Income Fund of America — Page 18 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
Consumers Energy Co. 3.375% 2023	$360	$358
Consumers Energy Co. 3.125% 2024	2,520	2,434
Consumers Energy Co. 4.05% 2048	6,855	6,943
Duke Energy Corp. 3.95% 2023	1,807	1,826
Duke Energy Corp. 2.65% 2026	75	68
Duke Energy Florida, LLC 4.20% 2048	960	982
Duke Energy Indiana, Inc. 4.90% 2043	14,785	16,300
Duke Energy Progress Inc. 4.15% 2044	3,935	3,952
Dynegy Finance Inc. 7.375% 2022	9,425	9,849
Dynegy Finance Inc. 7.625% 2024	2,100	2,261
Edison International 2.40% 2022	900	854
EDP Finance BV 4.125% 2020[7]	3,402	3,431
EDP Finance BV 5.25% 2021[7]	22,500	23,233
EDP Finance BV 3.625% 2024[7]	23,375	22,421
Electricité de France SA 3.625% 2025[7]	780	761
Electricité de France SA 6.95% 2039[7]	8,000	10,100
Electricité de France SA 4.875% 2044[7]	1,886	1,916
Electricité de France SA 4.95% 2045[7]	114	116
Electricité de France SA 5.25% (undated) (USD Semi Annual 30/360 (vs. 3M LIBOR) 10Y + 3.709% on 1/29/2023)[7,8]	3,500	3,483
Emera Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[8]	36,024	38,185
Emera US Finance LP 2.15% 2019	3,975	3,946
Emera US Finance LP 2.70% 2021	2,505	2,444
Emera US Finance LP 4.75% 2046	8,333	8,327
Empresa Nacional de Electricidad SA 4.25% 2024	900	901
Enel Chile SA 4.875% 2028	955	978
Enel Finance International SA 2.875% 2022[7]	4,900	4,731
Enel Finance International SA 2.75% 2023[7]	18,850	17,788
Enel Finance International SA 3.625% 2027[7]	10,750	10,009
Enel Finance International SA 3.50% 2028[7]	12,200	11,148
Enel Finance International SA 6.00% 2039[7]	3,000	3,388
Enel Società per Azioni 8.75% 2073[7,8]	12,000	13,305
Entergy Corp. 4.00% 2022	2,220	2,244
Entergy Corp. 2.95% 2026	5,000	4,594
Entergy Louisiana, LLC 3.30% 2022	1,470	1,445
Eversource Energy 2.80% 2023	1,868	1,802
Exelon Corp. 3.497% 2022[8]	21,138	20,938
Exelon Corp. 3.95% 2025	1,479	1,475
Exelon Corp. 3.40% 2026	6,035	5,781
FirstEnergy Corp. 3.90% 2027	32,340	31,588
FirstEnergy Corp. 3.50% 2028[7]	4,000	3,808
FirstEnergy Corp. 4.85% 2047	12,765	13,172
FirstEnergy Corp., Series B, 4.25% 2023	42,305	42,982
Great Plains Energy Inc. 4.20% 2048	325	319
Iberdrola Finance Ireland 5.00% 2019[7]	1,060	1,080
Israel Electric Corp. Ltd. 8.10% 2096[7]	4,905	6,548
MidAmerican Energy Holdings Co. 2.40% 2019	9,000	8,987
Mississippi Power Co. 4.25% 2042	14,000	12,929
National Grid Plc 3.15% 2027[7]	1,105	1,043
National Rural Utilities Cooperative Finance Corp. 2.95% 2024	6,000	5,790
National Rural Utilities Cooperative Finance Corp. 3.05% 2027	12,000	11,376
New York State Electric & Gas Corp. 3.25% 2026[7]	3,000	2,884
Niagara Mohawk Power Corp. 3.508% 2024[7]	3,150	3,132
Niagara Mohawk Power Corp. 4.278% 2034[7]	2,000	2,042
The Income Fund of America — Page 19 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Utilities (continued)	Principal amount (000)	Value (000)
NiSource Finance Corp. 2.65% 2022	$1,775	$1,704
Northern States Power Co. 5.25% 2035	2,588	2,917
Northern States Power Co. 4.125% 2044	11,000	11,067
NRG Energy, Inc. 6.25% 2022	26,525	27,420
NRG Energy, Inc. 7.25% 2026	2,000	2,140
NV Energy, Inc 6.25% 2020	920	979
Pacific Gas and Electric Co. 2.45% 2022	3,441	3,255
Pacific Gas and Electric Co. 3.25% 2023	2,695	2,627
Pacific Gas and Electric Co. 3.85% 2023	10,825	10,647
Pacific Gas and Electric Co. 3.40% 2024	8,403	8,012
Pacific Gas and Electric Co. 3.75% 2024	3,478	3,399
Pacific Gas and Electric Co. 3.50% 2025	11,144	10,569
Pacific Gas and Electric Co. 2.95% 2026	2,524	2,283
Pacific Gas and Electric Co. 3.30% 2027	2,700	2,477
Pacific Gas and Electric Co. 3.30% 2027	421	387
Pacific Gas and Electric Co. 5.80% 2037	1,022	1,094
Pacific Gas and Electric Co. 6.35% 2038	1,495	1,645
PacifiCorp., First Mortgage Bonds, 4.125% 2049	14,900	14,923
Pennsylvania Electric Co. 3.25% 2028[7]	4,000	3,721
Progress Energy, Inc. 7.00% 2031	8,221	10,419
Progress Energy, Inc. 7.75% 2031	6,100	8,105
Public Service Co. of Colorado 5.125% 2019	900	917
Public Service Co. of Colorado 4.10% 2048	927	940
Public Service Enterprise Group Inc. 2.00% 2021	5,775	5,511
Public Service Enterprise Group Inc. 2.65% 2022	11,965	11,511
Puget Energy, Inc. 6.50% 2020	11,317	12,054
Puget Energy, Inc. 6.00% 2021	3,945	4,199
Puget Energy, Inc. 5.625% 2022	12,652	13,418
SCANA Corp. 6.25% 2020	4,746	4,886
SCANA Corp. 4.75% 2021	14,327	14,462
SCANA Corp. 4.125% 2022	6,359	6,288
South Carolina Electric & Gas Co. 5.30% 2033	4,292	4,566
South Carolina Electric & Gas Co. 5.45% 2041	11,608	12,550
South Carolina Electric & Gas Co. 4.35% 2042	668	649
South Carolina Electric & Gas Co. 4.10% 2046	4,700	4,307
Southern California Edison Co., 1.845% 2022[9]	4,757	4,632
State Grid Overseas Investment Ltd. 3.50% 2027[7]	2,000	1,912
Talen Energy Corp. 4.60% 2021	3,255	2,799
Talen Energy Corp. 9.50% 2022[7]	16,235	15,667
Talen Energy Corp. 10.50% 2026[7]	3,815	3,310
Tampa Electric Co. 2.60% 2022	3,598	3,465
Tampa Electric Co. 4.35% 2044	8,330	8,270
Teco Finance, Inc. 5.15% 2020	14,443	14,814
Veolia Environnement 6.75% 2038	500	605
Virginia Electric and Power Co. 3.45% 2024	560	554
Virginia Electric and Power Co. 3.10% 2025	2,625	2,520
Xcel Energy Inc. 4.00% 2028	15,059	15,176
		948,945
Materials 0.76%
AK Steel Holding Corp. 7.625% 2021	3,900	3,988
AK Steel Holding Corp. 7.50% 2023	3,045	3,159
AK Steel Holding Corp. 6.375% 2025	1,500	1,391
AK Steel Holding Corp. 7.00% 2027	1,300	1,238
The Income Fund of America — Page 20 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Alcoa Inc. 6.125% 2028[7]	$2,070	$2,137
Ardagh Group SA 7.125% 2023[12]	3,250	3,303
Ardagh Packaging Finance 4.25% 2022[7]	900	887
Ardagh Packaging Finance 4.625% 2023[7]	3,920	3,881
Ardagh Packaging Finance 6.00% 2025[7]	7,980	7,810
Axalta Coating Systems LLC 4.875% 2024[7]	7,250	7,196
Ball Corp. 4.375% 2020	15,225	15,434
Berry Plastics Corp. 5.50% 2022	2,400	2,439
BWAY Parent Co. Inc., 5.50% 2024[7]	3,100	3,034
BWAY Parent Co. Inc., 7.25% 2025[7]	6,070	5,930
BWAY Parent Co. Inc., Term Loan, (3-month USD-LIBOR + 3.25%) 5.581% 2024[9,10,11]	2,233	2,230
Carlyle Group LP 8.75% 2023[7,12]	3,375	3,396
CF Industries, Inc. 3.45% 2023	2,190	2,105
CF Industries, Inc. 4.95% 2043	19,035	16,156
CF Industries, Inc. 5.375% 2044	4,935	4,398
Chemours Co. 6.625% 2023	20,130	21,111
Chevron Phillips Chemical Company LLC 3.30% 2023[7]	4,095	4,048
Cleveland-Cliffs Inc. 4.80% 2020	3,000	2,985
Cleveland-Cliffs Inc. 4.875% 2021	7,695	7,676
Cleveland-Cliffs Inc. 4.875% 2024[7]	11,850	11,613
Cleveland-Cliffs Inc. 5.75% 2025	87,210	84,921
Commercial Metals Co. 5.375% 2027	3,850	3,590
Consolidated Energy Finance SA 6.50% 2026[7]	7,300	7,209
Constellium NV 5.875% 2026[7]	3,700	3,654
CRH America, Inc. 3.875% 2025[7]	2,000	1,968
CRH America, Inc. 5.125% 2045[7]	1,000	1,017
CVR Partners, LP 9.25% 2023[7]	12,550	13,397
Dow Chemical Co. 4.125% 2021	5,950	6,063
Dow Chemical Co. 5.25% 2041	4,000	4,229
Dow Chemical Co. 4.625% 2044	1,200	1,190
Eastman Chemical Co. 2.70% 2020	12,000	11,929
First Quantum Minerals Ltd. 7.00% 2021[7]	58,042	58,731
First Quantum Minerals Ltd. 7.25% 2022[7]	10,475	10,580
First Quantum Minerals Ltd. 6.50% 2024[7]	4,425	4,326
First Quantum Minerals Ltd. 7.50% 2025[7]	52,050	52,571
First Quantum Minerals Ltd. 6.875% 2026[7]	22,800	22,344
Freeport-McMoRan Inc. 3.55% 2022	47,250	45,892
FXI Holdings, Inc. 7.875% 2024[7]	3,900	3,812
Georgia-Pacific Corp. 2.539% 2019[7]	12,000	11,915
H.I.G. Capital, LLC 6.75% 2024[7]	20,140	19,762
Hexion Inc. 10.375% 2022[7]	3,765	3,723
Holcim Ltd. 6.00% 2019[7]	1,607	1,665
Holcim Ltd. 5.15% 2023[7]	12,595	13,150
Huntsman International LLC 4.875% 2020	18,750	19,102
INEOS Group Holdings SA 5.625% 2024[7]	6,800	6,749
International Paper Co. 7.30% 2039	5,615	7,186
LSB Industries, Inc. 9.625% 2023[7]	7,360	7,516
LYB International Finance BV 3.50% 2027	1,500	1,423
LYB International Finance BV 4.875% 2044	400	405
LyondellBasell Industries NV 6.00% 2021	2,500	2,665
Mosaic Co. 3.25% 2022	1,500	1,462
Mosaic Co. 4.05% 2027	500	482
Nova Chemicals Corp. 5.25% 2027[7]	20,635	19,366
Novelis Corp. 6.25% 2024[7]	6,625	6,658
The Income Fund of America — Page 21 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials (continued)	Principal amount (000)	Value (000)
Novelis Corp. 5.875% 2026[7]	$12,500	$12,016
Olin Corp. 5.00% 2030	1,950	1,850
Owens-Illinois, Inc. 5.875% 2023[7]	9,000	9,169
Plastipak Holdings, Inc., Term Loan, (3-month USD-LIBOR + 2.50%) 4.59% 2024[9,10,11]	1,315	1,315
Platform Specialty Products Corp. 6.50% 2022[7]	11,975	12,319
Platform Specialty Products Corp. 5.875% 2025[7]	13,830	13,912
Praxair, Inc. 3.00% 2021	2,500	2,491
Rayonier Advanced Materials Inc. 5.50% 2024[7]	13,933	13,145
Reynolds Group Inc. 5.75% 2020[9]	21,059	21,123
Reynolds Group Inc. 7.00% 2024[7]	4,200	4,260
Ryerson Inc. 11.00% 2022[7]	44,173	48,811
Scotts Miracle-Gro Co. 5.25% 2026	4,845	4,639
Sherwin-Williams Co. 2.75% 2022	7,640	7,421
Sherwin-Williams Co. 3.125% 2024	1,500	1,446
Sherwin-Williams Co. 3.45% 2027	9,210	8,787
Sherwin-Williams Co. 4.50% 2047	2,115	2,089
SPCM SA 4.875% 2025[7]	11,485	11,026
Standard Industries Inc. 6.00% 2025[7]	4,600	4,681
Summit Materials, Inc. 8.50% 2022	875	945
Summit Materials, Inc. 6.125% 2023	9,325	9,512
Teck Resources Ltd. 5.20% 2042	500	464
Trinseo SA 5.375% 2025[7]	1,960	1,940
Tronox Ltd. 5.75% 2025[7]	2,550	2,464
Tronox Ltd. 6.50% 2026[7]	2,615	2,609
United States Steel Corp. 7.375% 2020	6,725	7,145
Vale SA 6.25% 2026	2,205	2,430
Venator Materials Corp. 5.75% 2025[7]	8,665	8,059
Warrior Met Coal, Inc. 8.00% 2024[7]	9,775	10,129
Westlake Chemical Corp. 4.375% 2047	1,695	1,581
Zekelman Industries Inc. 9.875% 2023[7]	5,246	5,744
		831,719
Telecommunication services 0.75%
Altice Finco SA 8.125% 2024[7]	1,950	1,994
Altice France SA 8.125% 2027[7]	2,725	2,786
Altice NV 6.625% 2023[7]	10,000	10,138
Altice SA 7.625% 2025[7]	4,100	3,854
AT&T Inc. 4.30% 2030[7]	3,513	3,357
British Telecommunications PLC 9.125% 2030 (9.625% on 12/15/2030)[8]	8,831	12,717
CenturyLink, Inc. 6.75% 2023	33,275	34,190
CenturyLink, Inc., Series T, 5.80% 2022	5,200	5,220
Colorado Buyer Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.61% 2025[9,10,11]	525	522
Deutsche Telekom International Finance BV 1.95% 2021[7]	8,700	8,308
Deutsche Telekom International Finance BV 2.82% 2022[7]	10,500	10,205
Deutsche Telekom International Finance BV 3.60% 2027[7]	5,000	4,770
Deutsche Telekom International Finance BV 4.375% 2028[7]	285	287
Deutsche Telekom International Finance BV 9.25% 2032	13,620	19,670
Deutsche Telekom International Finance BV 4.875% 2042[7]	2,000	2,019
France Télécom 4.125% 2021	15,000	15,320
France Télécom 9.00% 2031[8]	5,721	7,995
Frontier Communications Corp. 7.125% 2019	2,450	2,475
Frontier Communications Corp. 10.50% 2022	38,585	35,209
Frontier Communications Corp. 11.00% 2025	78,220	63,749
Frontier Communications Corp. 8.50% 2026[7]	10,800	10,409
The Income Fund of America — Page 22 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Telecommunication services (continued)	Principal amount (000)	Value (000)
Inmarsat PLC 4.875% 2022[7]	$30,865	$30,711
Inmarsat PLC 6.50% 2024[7]	10,025	10,100
Intelsat Jackson Holding Co. 7.25% 2020	15,710	15,847
Intelsat Jackson Holding Co. 7.50% 2021	80,710	81,315
Intelsat Jackson Holding Co. 5.50% 2023	11,975	11,062
Intelsat Jackson Holding Co. 6.625% 2024[9,11]	7,700	8,043
Intelsat Jackson Holding Co. 8.00% 2024[7]	12,125	12,777
Ligado Networks, Term Loan, (3-month USD-LIBOR + 8.75%) 11.069% 2020[9,10,11,12]	54,901	44,881
Neptune Finco Corp. (Altice NV) 6.625% 2025[7]	4,600	4,761
Numericable Group SA 7.375% 2026[7]	10,200	10,168
Orange SA 5.50% 2044	3,000	3,359
Qwest Capital Funding, Inc. 7.625% 2021	3,900	4,005
SoftBank Group Corp. 3.36% 2023[7,9]	17,428	17,385
Sprint Corp. 7.00% 2020	2,000	2,095
Sprint Corp. 7.25% 2021	3,225	3,398
Sprint Corp. 11.50% 2021	5,880	6,953
Sprint Corp. 7.875% 2023	9,250	9,886
Sprint Corp. 7.125% 2024	1,700	1,751
Sprint Corp. 6.875% 2028	19,615	18,929
T-Mobile US, Inc. 6.50% 2026	4,125	4,336
Trilogy International Partners, LLC 8.875% 2022[7]	29,300	29,666
Verizon Communications Inc. 4.50% 2033	10,000	9,909
Verizon Communications Inc. 4.125% 2046	44,341	40,045
Verizon Communications Inc. 4.862% 2046	9,379	9,391
Verizon Communications Inc. 4.522% 2048	78,900	75,040
Vodafone Group PLC 4.125% 2025	15,500	15,528
Vodafone Group PLC 4.375% 2028	8,050	8,079
Vodafone Group PLC 5.25% 2048	4,275	4,445
Wind Tre SpA 5.00% 2026[7]	35,150	31,733
Zayo Group Holdings, Inc. 6.375% 2025	4,300	4,467
Zayo Group Holdings, Inc. 5.75% 2027[7]	3,675	3,647
Ziggo Bond Finance BV 5.50% 2027[7]	42,225	40,325
		829,231
Industrials 0.72%
ABB Finance (USA) Inc. 2.875% 2022	1,000	983
ACCO Brands Corp. 5.25% 2024[7]	7,200	7,164
ADT Corp. 3.50% 2022	13,100	12,494
Airbus Group SE 2.70% 2023[7]	885	856
Allison Transmission Holdings, Inc. 5.00% 2024[7]	19,005	18,720
American Airlines, Inc. 5.50% 2019[7]	2,350	2,397
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[9]	6,231	6,413
ARAMARK Corp. 5.125% 2024	9,225	9,329
ARAMARK Corp. 5.00% 2028[7]	1,490	1,441
Ashtead Group PLC 4.125% 2025[7]	4,170	3,988
Associated Materials, LLC 9.00% 2024[7]	45,825	48,460
Avis Budget Group, Inc. 5.50% 2023	14,820	14,690
Beacon Roofing Supply, Inc. 4.875% 2025[7]	5,635	5,277
Bohai Financial Investment Holding Co., Ltd. 5.25% 2022[7]	2,750	2,760
Bohai Financial Investment Holding Co., Ltd. 5.50% 2024[7]	8,250	8,168
Brand Energy 8.50% 2025[7]	10,155	10,396
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 6.089% 2025[9,10,11]	5,350	5,393
Brookfield WEC Holdings Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 9.089% 2026[9,10,11]	1,605	1,636
Builders FirstSource, Inc. 5.625% 2024[7]	11,290	11,107
The Income Fund of America — Page 23 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
BWX Technologies, Inc. 5.375% 2026[7]	$1,275	$1,297
Canadian National Railway Co. 3.65% 2048	7,460	7,049
CD&R Waterworks Merger Sub, LLC 6.125% 2025[7]	4,850	4,680
CEVA Group PLC, Apollo Global Securities LLC LOC, (3-month USD-LIBOR + 5.50%) 4.292% 2021[9,10,11]	2,021	2,025
CEVA Group PLC, Term Loan B, (3-month USD-LIBOR + 5.50%) 7.577% 2021[9,10,11]	3,519	3,525
CEVA Logistics Canada, ULC, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[9,10,11]	440	441
CEVA Logistics Holdings BV, Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2021[9,10,11]	861	862
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[9]	1	1
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[9]	3,063	3,173
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[9]	—[6]	—[6]
CSX Corp. 3.80% 2028	12,835	12,693
DAE Aviation Holdings, Inc. 10.00% 2023[7]	27,920	30,084
Deck Chassis Acquisition Inc. 10.00% 2023[7]	11,175	11,901
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[9]	3,956	4,226
ERAC USA Finance Co. 5.25% 2020[7]	5,000	5,184
Euramax International, Inc. 12.00% 2020[7]	22,200	23,310
Fortive Corp. 2.35% 2021	2,825	2,734
General Dynamics Corp. 3.375% 2023	3,990	3,999
General Dynamics Corp. 3.50% 2025	9,400	9,432
General Dynamics Corp. 3.75% 2028	8,290	8,428
General Electric Capital Corp., Series A, 6.00% 2019	2,577	2,657
General Electric Co. 2.70% 2022	7,750	7,511
General Electric Co. 4.125% 2042	11,000	10,214
General Electric Co. 5.00% (undated) (3-month USD-LIBOR + 3.33% on 1/21/2021)[8]	95,170	93,614
Hardwoods Acquisition Inc 7.50% 2021[7]	13,649	12,557
Harris Corp. 2.70% 2020	1,315	1,304
Harris Corp. 3.832% 2025	740	727
Hertz Global Holdings Inc. 7.625% 2022[7]	26,085	25,629
JELD-WEN Holding, Inc. 4.875% 2027[7]	4,975	4,645
KAR Auction Services, Inc. 5.125% 2025[7]	6,615	6,466
KLX Inc. 5.875% 2022[7]	2,140	2,223
Kratos Defense & Security Solutions, Inc. 6.50% 2025[7]	3,840	3,970
Lockheed Martin Corp. 1.85% 2018	2,535	2,531
Lockheed Martin Corp. 2.50% 2020	3,250	3,209
Lockheed Martin Corp. 3.10% 2023	695	686
Lockheed Martin Corp. 4.50% 2036	560	590
Lockheed Martin Corp. 4.70% 2046	4,560	4,932
LSC Communications, Inc. 8.75% 2023[7]	17,550	17,243
Multi-Color Corp. 4.875% 2025[7]	6,605	6,159
Navistar International Corp. 6.625% 2025[7]	1,720	1,806
Navistar International Corp., Term Loan, (3-month USD-LIBOR + 4.75%) 5.60% 2024[9,10,11]	1,975	1,988
Nielsen Finance LLC and Nielsen Finance Co. 5.00% 2022[7]	4,850	4,726
Northrop Grumman Corp., 2.55% 2022	6,825	6,588
Northrop Grumman Corp., 2.93% 2025	9,570	9,140
Northrop Grumman Corp., 3.25% 2028	15,195	14,419
Pisces Parent, LLC 8.00% 2026[7]	11,260	11,654
Pisces Parent, LLC, Term Loan B, (3-month USD-LIBOR + 3.75%) 6.087% 2025[9,10,11]	4,535	4,548
PrimeSource Building Products Inc 9.00% 2023[7]	2,810	2,929
R.R. Donnelley & Sons Co. 7.625% 2020[1]	6,707	6,908
R.R. Donnelley & Sons Co. 7.875% 2021[1]	21,445	21,981
R.R. Donnelley & Sons Co. 6.50% 2023[1]	14,780	14,817
Rexnord Corp. 4.875% 2025[7]	7,845	7,570
Rockwell Collins, Inc. 2.80% 2022	6,320	6,151
Rockwell Collins, Inc. 3.20% 2024	6,370	6,163
The Income Fund of America — Page 24 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Industrials (continued)	Principal amount (000)	Value (000)
Roper Technologies, Inc. 2.80% 2021	$1,725	$1,687
Siemens AG 1.70% 2021[7]	11,000	10,490
Siemens AG 2.70% 2022[7]	12,975	12,683
Siemens AG 2.35% 2026[7]	3,960	3,586
Staples Inc. 8.50% 2025[7]	7,515	7,083
TransDigm Inc. 5.50% 2020	12,000	12,030
Union Pacific Corp. 3.75% 2025	4,720	4,757
Union Pacific Corp. 3.95% 2028	10,175	10,332
Union Pacific Corp. 4.50% 2048	1,495	1,567
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[7,9]	2,633	2,713
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[9]	4,637	4,886
United Rentals, Inc. 4.625% 2025	6,950	6,724
United Rentals, Inc. 4.875% 2028	3,500	3,278
United Technologies Corp. 2.30% 2022	10,117	9,732
United Technologies Corp. 3.125% 2027	16,000	15,020
Virgin Australia Holdings Ltd. 8.50% 2019[7]	41,650	42,223
Virgin Australia Holdings Ltd. 7.875% 2021[7]	1,750	1,741
		785,503
Information technology 0.52%
Almonde Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.557% 2025[9,10,11]	25,375	24,561
Apple Inc. 2.75% 2025	13,000	12,491
Apple Inc. 2.90% 2027	3,000	2,845
Apple Inc. 3.00% 2027	3,000	2,865
Apple Inc. 3.20% 2027	8,500	8,266
Apple Inc. 3.35% 2027	4,855	4,777
Applied Systems, Inc., Term Loan, (3-month USD-LIBOR + 7.00%) 9.334% 2025[9,10,11]	3,985	4,122
Blackboard Inc., Term Loan B4, (3-month USD-LIBOR + 5.00%) 7.333% 2021[9,10,11]	5,500	5,220
Broadcom Ltd. 3.00% 2022	38,500	37,413
Broadcom Ltd. 2.65% 2023	10,500	9,870
Broadcom Ltd. 3.625% 2024	39,875	38,458
Broadcom Ltd. 3.875% 2027	41,270	38,726
Camelot Finance SA 7.875% 2024[7]	11,760	11,701
CCC Information Services Inc., Term Loan, (3-month USD-LIBOR + 6.75%) 8.827% 2025[9,10,11]	950	960
Dell Inc. 2.65% 2020	1,300	1,268
Dell Inc. 7.125% 2024[7]	3,225	3,468
EchoStar Corp. 6.625% 2026	3,300	3,152
Ellucian, Inc. 9.00% 2023[7]	775	809
First Data Corp. 5.375% 2023[7]	10,950	11,128
First Data Corp. 7.00% 2023[7]	71,824	75,325
First Data Corp. 5.00% 2024[7]	8,325	8,429
First Data Corp. 5.75% 2024[7]	7,650	7,851
Genesys Telecommunications Laboratories, Inc. 10.00% 2024[7]	10,800	12,015
Genesys Telecommunications Laboratories, Inc., Term Loan B3, (3-month USD-LIBOR + 3.50%) 5.834% 2023[9,10,11]	2,725	2,742
Gogo Inc. 12.50% 2022[7]	81,830	86,944
Infor (US), Inc. 6.50% 2022	9,770	9,941
Infor Software 7.125% 2021[7,12]	13,325	13,508
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 3.75%) 5.829% 2024[9,10,11]	3,194	3,205
Internet Brands, Inc., Term Loan, (3-month USD-LIBOR + 7.50%) 9.579% 2025[9,10,11]	5,185	5,269
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 3.00%) 5.358% 2023[9,10,11]	1,629	1,636
Kronos Inc., Term Loan B, (3-month USD-LIBOR + 8.25%) 10.608% 2024[9,10,11]	24,260	25,067
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 4.50%) 6.572% 2024[9,10,11]	12,545	12,651
McAfee, LLC, Term Loan, (3-month USD-LIBOR + 8.50%) 10.572% 2025[9,10,11]	175	179
The Income Fund of America — Page 25 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Information technology (continued)	Principal amount (000)	Value (000)
Microsoft Corp. 1.55% 2021	$4,500	$4,323
Microsoft Corp. 2.65% 2022	6,000	5,903
Microsoft Corp. 2.875% 2024	6,865	6,732
Microsoft Corp. 3.30% 2027	2,375	2,353
Microsoft Corp. 4.20% 2035	6,000	6,346
Microsoft Corp. 4.25% 2047	1,750	1,871
Solera Holdings, Inc. 10.50% 2024[7]	3,700	4,110
Tempo Acquisition LLC 6.75% 2025[7]	6,050	5,864
Unisys Corp. 10.75% 2022[7]	22,115	24,879
Veritas Holdings Limited 7.50% 2023[7]	7,420	7,030
Veritas Holdings Limited 10.50% 2024[7]	2,950	2,493
Vertafore Inc., Term Loan, (3-month USD-LIBOR + 7.25%) 9.331% 2026[9,10,11]	2,025	2,049
Visa Inc. 3.15% 2025	8,000	7,784
VMware, Inc. 2.95% 2022	2,500	2,412
		571,011
Consumer staples 0.52%
Altria Group, Inc. 9.25% 2019	16,584	17,617
Altria Group, Inc. 9.95% 2038	23,500	36,875
Altria Group, Inc. 4.25% 2042	20,000	18,975
Altria Group, Inc. 4.50% 2043	4,000	3,921
Altria Group, Inc. 5.375% 2044	2,000	2,198
Anheuser-Busch InBev NV 3.50% 2024	6,525	6,510
Anheuser-Busch InBev NV 3.65% 2026	9,460	9,305
Anheuser-Busch InBev NV 4.00% 2028	10,525	10,547
Anheuser-Busch InBev NV 4.95% 2042	9,095	9,580
Anheuser-Busch InBev NV 4.90% 2046	3,215	3,360
Anheuser-Busch InBev NV 4.60% 2048	3,215	3,245
Avon Products, Inc. 7.875% 2022[7]	13,155	13,089
B&G Foods, Inc. 4.625% 2021	2,100	2,087
B&G Foods, Inc. 5.25% 2025	16,243	15,634
British American Tobacco International Finance PLC 3.95% 2025[7]	8,000	7,874
British American Tobacco PLC 2.297% 2020[7]	15,000	14,718
British American Tobacco PLC 2.764% 2022[7]	15,690	15,164
British American Tobacco PLC 3.222% 2024[7]	35,000	33,477
British American Tobacco PLC 3.557% 2027[7]	15,520	14,631
British American Tobacco PLC 4.39% 2037[7]	9,000	8,630
British American Tobacco PLC 4.54% 2047[7]	10,440	9,939
Constellation Brands, Inc. 2.65% 2022	19,835	18,992
Constellation Brands, Inc. 2.70% 2022	1,740	1,684
Constellation Brands, Inc. 3.20% 2023	11,299	11,053
Constellation Brands, Inc. 3.60% 2028	1,850	1,755
Constellation Brands, Inc. 4.10% 2048	4,825	4,442
Costco Wholesale Corp. 2.30% 2022	3,500	3,394
Costco Wholesale Corp. 2.75% 2024	2,000	1,930
Costco Wholesale Corp. 3.00% 2027	7,500	7,214
Cott Beverages Inc. 5.50% 2025[7]	6,825	6,586
Energizer Gamma Acquisition Inc. 6.375% 2026[7]	5,385	5,548
First Quality Enterprises, Inc. 5.00% 2025[7]	5,875	5,434
Herbalife Ltd., Term Loan, (3-month USD-LIBOR + 5.50%) 7.577% 2023[9,10,11]	2,638	2,651
Imperial Tobacco Finance PLC 3.50% 2023[7]	10,000	9,771
Maple Escrow 4.057% 2023[7]	20,795	20,962
Maple Escrow 4.417% 2025[7]	7,708	7,849
Maple Escrow 4.597% 2028[7]	9,750	9,948
The Income Fund of America — Page 26 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Consumer staples (continued)	Principal amount (000)	Value (000)
Maple Escrow 4.985% 2038[7]	$8,972	$9,223
Maple Escrow 5.085% 2048[7]	8,000	8,329
Molson Coors Brewing Co. 1.45% 2019	1,645	1,624
Molson Coors Brewing Co. 1.90% 2019	210	209
Molson Coors Brewing Co. 2.25% 2020	680	670
Molson Coors Brewing Co. 2.10% 2021	8,880	8,535
Molson Coors Brewing Co. 3.00% 2026	2,770	2,542
Molson Coors Brewing Co. 4.20% 2046	4,200	3,844
Pernod Ricard SA 4.45% 2022[7]	12,625	12,958
Philip Morris International Inc. 2.375% 2022	5,035	4,834
Philip Morris International Inc. 2.50% 2022	16,500	15,868
Philip Morris International Inc. 2.625% 2022	8,405	8,186
Philip Morris International Inc. 4.25% 2044	2,000	1,951
Pilgrim’s Pride Corp. 5.75% 2025[7]	2,565	2,459
Pinnacle Foods Inc. 5.875% 2024	4,675	4,938
Post Holdings, Inc. 5.00% 2026[7]	4,650	4,387
Post Holdings, Inc. 5.625% 2028[7]	5,485	5,245
Prestige Brands International Inc. 5.375% 2021[7]	555	558
Reckitt Benckiser Group PLC 2.375% 2022[7]	1,435	1,374
Reckitt Benckiser Treasury Services PLC 2.75% 2024[7]	3,935	3,732
Reynolds American Inc. 3.25% 2020	5,510	5,510
Reynolds American Inc. 3.25% 2022	6,150	6,025
Reynolds American Inc. 4.00% 2022	890	898
Reynolds American Inc. 4.45% 2025	5,610	5,709
Reynolds American Inc. 5.70% 2035	3,130	3,426
Reynolds American Inc. 5.85% 2045	16,200	18,279
Spectrum Brands Inc. 6.125% 2024	4,650	4,743
Wal-Mart Stores, Inc. 3.125% 2021	8,500	8,523
Wal-Mart Stores, Inc. 2.35% 2022	4,000	3,864
Wal-Mart Stores, Inc. 3.40% 2023	3,170	3,188
Wal-Mart Stores, Inc. 3.70% 2028	3,979	4,017
Wal-Mart Stores, Inc. 4.05% 2048	2,225	2,270
WM. Wrigley Jr. Co. 2.90% 2019[7]	1,285	1,284
WM. Wrigley Jr. Co. 3.375% 2020[7]	22,500	22,533
		568,324
Real estate 0.31%
Alexandria Real Estate Equities, Inc. 2.75% 2020	795	789
Alexandria Real Estate Equities, Inc. 3.90% 2023	1,600	1,603
Alexandria Real Estate Equities, Inc. 4.30% 2026	2,200	2,196
Alexandria Real Estate Equities, Inc. 3.95% 2028	1,695	1,631
Alexandria Real Estate Equities, Inc. 4.50% 2029	1,355	1,353
American Campus Communities, Inc. 3.35% 2020	3,380	3,368
American Campus Communities, Inc. 3.75% 2023	3,985	3,955
American Campus Communities, Inc. 4.125% 2024	28,615	28,486
American Campus Communities, Inc. 3.625% 2027	765	718
American Tower Corp. 3.40% 2019	6,400	6,424
American Tower Corp. 3.55% 2027	2,525	2,362
Brandywine Operating Partnership, LP 3.95% 2023	1,639	1,631
Corporate Office Properties LP 5.25% 2024	9,150	9,471
Corporate Office Properties LP 5.00% 2025	2,165	2,215
DCT Industrial Trust Inc. 4.50% 2023	5,570	5,748
EPR Properties 4.50% 2025	3,630	3,581
EPR Properties 4.75% 2026	11,740	11,490
The Income Fund of America — Page 27 of 37

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Real estate (continued)	Principal amount (000)	Value (000)
EPR Properties 4.50% 2027	$10,725	$10,227
Equinix, Inc. 5.75% 2025	525	544
Equinix, Inc. 5.875% 2026	1,275	1,321
Equinix, Inc. 5.375% 2027	16,405	16,569
Essex Portfolio LP 3.625% 2022	9,550	9,502
Essex Portfolio LP 3.25% 2023	4,400	4,280
Essex Portfolio LP 3.875% 2024	5,900	5,857
Hospitality Properties Trust 4.25% 2021	20,500	20,707
Hospitality Properties Trust 5.00% 2022	3,500	3,605
Hospitality Properties Trust 4.50% 2023	7,835	7,875
Hospitality Properties Trust 4.50% 2025	7,900	7,717
Hospitality Properties Trust 3.95% 2028	4,225	3,845
Host Hotels & Resorts LP 4.50% 2026	5,675	5,664
Howard Hughes Corp. 5.375% 2025[7]	23,325	22,888
Iron Mountain Inc. 5.75% 2024[1]	5,325	5,292
Iron Mountain Inc. 4.875% 2027[1,7]	15,905	14,653
Iron Mountain Inc. 5.25% 2028[1,7]	2,490	2,316
Kimco Realty Corp. 3.40% 2022	3,030	2,985
Medical Properties Trust, Inc. 5.00% 2027	7,000	6,790
Prologis, Inc. 4.25% 2023	25,000	25,736
Public Storage 3.094% 2027	1,235	1,163
Realogy Corp. 4.50% 2019[7]	18,600	18,693
Realogy Corp. 5.25% 2021[7]	3,550	3,563
Realogy Corp. 4.875% 2023[7]	3,875	3,627
SBA Communications Corp. 4.00% 2022	7,500	7,296
Scentre Group 2.375% 2021[7]	4,575	4,411
Scentre Group 3.25% 2025[7]	3,140	2,964
Scentre Group 3.50% 2025[7]	5,455	5,271
Scentre Group 3.75% 2027[7]	3,000	2,883
Select Income REIT 3.60% 2020	5,775	5,746
Select Income REIT 4.15% 2022	1,035	1,028
WEA Finance LLC 2.70% 2019[7]	5,620	5,598
WEA Finance LLC 3.25% 2020[7]	10,195	10,156
Westfield Corp. Ltd. 3.15% 2022[7]	6,020	5,889
		343,682
Total corporate bonds & notes		12,335,341
U.S. Treasury bonds & notes 8.09% U.S. Treasury 7.64%
U.S. Treasury 1.25% 2019	105,000	103,920
U.S. Treasury 1.375% 2019	300,000	298,464
U.S. Treasury 1.50% 2019	70,000	69,135
U.S. Treasury 1.75% 2019	56,000	55,532
U.S. Treasury 1.25% 2020	180,000	176,557
U.S. Treasury 1.375% 2020	55,000	53,403
U.S. Treasury 1.375% 2020	43,000	42,152
U.S. Treasury 1.50% 2020	22,000	21,546
U.S. Treasury 1.625% 2020	20,000	19,694
U.S. Treasury 2.00% 2020	154,000	152,750
U.S. Treasury 2.25% 2020	104,400	103,815
U.S. Treasury 2.375% 2020	522,300	520,253
U.S. Treasury 2.50% 2020	25,000	24,923
U.S. Treasury 2.625% 2020	1,950,000	1,948,323
The Income Fund of America — Page 28 of 37

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 1.375% 2021	$129,000	$124,765
U.S. Treasury 2.00% 2021	16,000	15,634
U.S. Treasury 2.125% 2021	355,124	349,861
U.S. Treasury 2.125% 2021	60,000	58,865
U.S. Treasury 2.25% 2021	1,000	988
U.S. Treasury 2.375% 2021	17,000	16,830
U.S. Treasury 2.625% 2021	1,012,750	1,008,719
U.S. Treasury 2.625% 2021	250,000	249,015
U.S. Treasury 2.625% 2021	11,000	10,958
U.S. Treasury 1.625% 2022	1,000	954
U.S. Treasury 1.875% 2022[14]	27,000	26,044
U.S. Treasury 2.125% 2022	73,000	70,864
U.S. Treasury 2.375% 2023	25,000	24,519
U.S. Treasury 2.50% 2023	90,000	88,678
U.S. Treasury 2.625% 2023[14]	75,000	74,247
U.S. Treasury 2.75% 2023	101,430	101,010
U.S. Treasury 2.75% 2023	100,812	100,364
U.S. Treasury 2.75% 2023	50,000	49,799
U.S. Treasury 6.25% 2023	14,000	16,232
U.S. Treasury 2.00% 2024	128,008	121,928
U.S. Treasury 2.00% 2024	40,000	38,130
U.S. Treasury 2.00% 2025	184,000	173,197
U.S. Treasury 2.50% 2025	21,000	20,488
U.S. Treasury 2.625% 2025	116,187	114,123
U.S. Treasury 2.75% 2025	185,412	183,594
U.S. Treasury 2.75% 2025	84,624	83,712
U.S. Treasury 2.875% 2025[14]	304,325	303,421
U.S. Treasury 2.875% 2025	219,925	219,278
U.S. Treasury 2.875% 2025	86,301	86,068
U.S. Treasury 1.625% 2026	30,000	27,344
U.S. Treasury 2.25% 2027	10,000	9,471
U.S. Treasury 2.25% 2027	100	94
U.S. Treasury 2.375% 2027	1,000	955
U.S. Treasury 2.75% 2028	18,162	17,839
U.S. Treasury 2.875% 2028[14]	440,451	437,218
U.S. Treasury 5.50% 2028	23,750	28,947
U.S. Treasury 4.50% 2036	36,285	43,720
U.S. Treasury 4.50% 2038	100	122
U.S. Treasury 3.125% 2043	100	101
U.S. Treasury 3.75% 2043	1,500	1,676
U.S. Treasury 2.875% 2045	77,075	74,138
U.S. Treasury 3.00% 2045	15,053	14,828
U.S. Treasury 2.25% 2046	120	101
U.S. Treasury 2.875% 2046	98,775	94,892
U.S. Treasury 2.75% 2047	10,000	9,360
U.S. Treasury 3.00% 2047	617	608
U.S. Treasury 3.00% 2048	68,908	67,825
U.S. Treasury 3.125% 2048	243,411	245,526
		8,397,517
U.S. Treasury inflation-protected securities 0.45%
U.S. Treasury Inflation-Protected Security 0.625% 2024[15]	64,686	64,059
U.S. Treasury Inflation-Protected Security 0.375% 2027[15]	85,914	82,591
U.S. Treasury Inflation-Protected Security 0.375% 2027[15]	12,340	11,871
The Income Fund of America — Page 29 of 37

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury inflation-protected securities (continued)	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.50% 2028[15]	$102,064	$83,801
U.S. Treasury Inflation-Protected Security 0.75% 2028[15]	50,107	49,704
U.S. Treasury Inflation-Protected Security 1.375% 2044[15]	30,033	33,077
U.S. Treasury Inflation-Protected Security 1.00% 2046[15]	62,564	63,557
U.S. Treasury Inflation-Protected Security 0.875% 2047[15]	49,526	48,820
U.S. Treasury Inflation-Protected Security 1.00% 2048[15]	65,811	53,897
		491,377
Total U.S. Treasury bonds & notes		8,888,894
Mortgage-backed obligations 2.33%
Arroyo Mortgage Trust, Series 2018-1, Class A1, 3.763% 2048[7,9,10]	15,340	15,314
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 2A5, 5.50% 2035[9]	3,402	3,047
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3A1, 3.693% 2047[9,10]	2,370	1,991
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[9]	758	773
Fannie Mae 6.00% 2021[9]	48	49
Fannie Mae 4.50% 2024[9]	849	878
Fannie Mae 5.50% 2024[9]	73	76
Fannie Mae 4.50% 2025[9]	792	819
Fannie Mae 4.50% 2025[9]	475	492
Fannie Mae 4.50% 2025[9]	450	460
Fannie Mae 4.50% 2025[9]	415	429
Fannie Mae 6.00% 2026[9]	735	797
Fannie Mae 3.00% 2032[9]	14,536	14,417
Fannie Mae 3.50% 2033[9,16]	106,400	107,342
Fannie Mae 3.50% 2033[9,16]	39,600	39,909
Fannie Mae 5.50% 2033[9]	265	287
Fannie Mae 5.50% 2035[9]	236	255
Fannie Mae 3.00% 2036[9]	40,189	39,482
Fannie Mae 3.00% 2036[9]	34,519	33,911
Fannie Mae 3.00% 2036[9]	1,970	1,936
Fannie Mae 5.50% 2036[9]	1,514	1,637
Fannie Mae 6.00% 2036[9]	420	459
Fannie Mae 6.00% 2036[9]	376	408
Fannie Mae 6.00% 2036[9]	170	185
Fannie Mae 3.00% 2037[9]	36,200	35,485
Fannie Mae 3.00% 2037[9]	22,148	21,710
Fannie Mae 3.00% 2037[9]	21,949	21,515
Fannie Mae 6.00% 2037[9]	2,485	2,714
Fannie Mae 6.00% 2037[9]	880	958
Fannie Mae 6.00% 2037[9]	756	826
Fannie Mae 6.50% 2037[9]	371	407
Fannie Mae 6.50% 2037[9]	101	113
Fannie Mae 6.00% 2038[9]	1,495	1,636
Fannie Mae 6.00% 2038[9]	819	895
Fannie Mae 4.50% 2039[9]	14,205	14,888
Fannie Mae 6.00% 2039[9]	733	795
Fannie Mae 6.50% 2039[9]	291	322
Fannie Mae 4.00% 2040[9]	7,337	7,511
Fannie Mae 4.00% 2040[9]	4,175	4,274
Fannie Mae 4.00% 2040[9]	295	303
Fannie Mae 4.50% 2040[9]	41	42
Fannie Mae 4.50% 2040[9]	26	27
Fannie Mae 5.00% 2040[9]	3,996	4,277
The Income Fund of America — Page 30 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 4.00% 2041[9]	$6,442	$6,603
Fannie Mae 4.00% 2041[9]	5,024	5,150
Fannie Mae 4.00% 2041[9]	500	513
Fannie Mae 4.00% 2041[9]	298	305
Fannie Mae 4.00% 2041[9]	264	271
Fannie Mae 4.00% 2041[9]	134	137
Fannie Mae 4.50% 2041[9]	125	131
Fannie Mae 5.00% 2041[9]	265	284
Fannie Mae 5.00% 2041[9]	264	283
Fannie Mae 5.00% 2041[9]	206	221
Fannie Mae 5.00% 2041[9]	178	190
Fannie Mae 3.50% 2042[9]	11,958	11,946
Fannie Mae 4.00% 2042[9]	5,538	5,676
Fannie Mae 4.00% 2042[9]	2,337	2,396
Fannie Mae 4.00% 2042[9]	793	813
Fannie Mae 4.00% 2043[9]	2,684	2,764
Fannie Mae 4.00% 2043[9]	2,001	2,061
Fannie Mae 4.00% 2043[9]	1,776	1,820
Fannie Mae 4.00% 2044[9]	31,733	32,338
Fannie Mae 3.50% 2045[9]	13,374	13,327
Fannie Mae 4.00% 2045[9]	41,899	42,921
Fannie Mae 4.00% 2045[9]	6,944	7,105
Fannie Mae 3.00% 2046[9]	67,633	65,309
Fannie Mae 3.50% 2046[9]	26,583	26,432
Fannie Mae 3.50% 2046[9]	25,466	25,353
Fannie Mae 3.50% 2046[9]	10,431	10,372
Fannie Mae 3.50% 2047[9]	9,031	8,971
Fannie Mae 3.50% 2047[9]	1,354	1,345
Fannie Mae 4.00% 2047[9]	98,239	99,976
Fannie Mae 4.00% 2047[9]	24,025	24,529
Fannie Mae 4.00% 2047[9]	15,538	15,804
Fannie Mae 6.50% 2047[9]	246	262
Fannie Mae 7.00% 2047[9]	281	305
Fannie Mae 7.00% 2047[9]	211	230
Fannie Mae 7.00% 2047[9]	142	155
Fannie Mae 7.00% 2047[9]	66	72
Fannie Mae 3.50% 2048[9]	105,033	104,273
Fannie Mae 3.50% 2048[9]	66,202	65,714
Fannie Mae 3.50% 2048[9,16]	34,280	33,977
Fannie Mae 3.50% 2048[9]	4,935	4,898
Fannie Mae 4.00% 2048[9,16]	240,275	243,777
Fannie Mae 4.00% 2048[9,16]	36,475	36,961
Fannie Mae 4.00% 2048[9]	33,507	34,078
Fannie Mae 4.00% 2048[9]	27,700	28,173
Fannie Mae 4.50% 2048[9,16]	92,837	96,037
Fannie Mae 4.50% 2048[9]	80,492	83,567
Fannie Mae 4.50% 2048[9,16]	22,289	23,091
Fannie Mae 4.50% 2048[9,16]	2,874	2,982
Fannie Mae, Series 2001-4, Class NA, 9.167% 2025[9,10]	—[6]	—[6]
Fannie Mae, Series 2001-4, Class GA, 9.221% 2025[9,10]	20	21
Fannie Mae, Series 2001-20, Class E, 9.565% 2031[9,10]	20	21
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037[9]	2,624	2,826
Fannie Mae, Series 2007-24, Class P, 6.00% 2037[9]	1,273	1,347
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[9]	254	286
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[9]	244	269
The Income Fund of America — Page 31 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[9]	$160	$182
Fannie Mae, Series 2002-W1, Class 2A, 5.843% 2042[9,10]	443	478
Fannie Mae, Series 2012-M14, Class A2, Multi Family, 2.301% 2022[9,10]	4,285	4,143
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[9]	10,817	10,582
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[9]	6,912	6,815
Fannie Mae, Series 2013-M14, Class A2, Multi Family, 3.329% 2023[9,10]	8,367	8,415
Fannie Mae, Series 2014-M2, Class A2, Multi Family, 3.513% 2023[9,10]	9,215	9,298
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[9,10]	7,990	7,921
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.464% 2024[9,10]	10,000	10,119
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.486% 2026[9,10]	16,665	15,569
Freddie Mac 4.50% 2035[9]	7,157	7,457
Freddie Mac 3.00% 2036[9]	1,678	1,647
Freddie Mac 3.00% 2036[9]	1,010	991
Freddie Mac 6.50% 2038[9]	754	836
Freddie Mac 4.50% 2039[9]	686	719
Freddie Mac 5.00% 2039[9]	1,160	1,239
Freddie Mac 5.00% 2039[9]	641	683
Freddie Mac 4.50% 2040[9]	16,000	16,777
Freddie Mac 4.00% 2041[9]	1,272	1,303
Freddie Mac 4.50% 2041[9]	1,404	1,469
Freddie Mac 4.50% 2041[9]	1,318	1,380
Freddie Mac 4.50% 2041[9]	1,295	1,354
Freddie Mac 5.00% 2041[9]	92	98
Freddie Mac 4.50% 2042[9]	2,433	2,552
Freddie Mac 4.50% 2042[9]	1,477	1,547
Freddie Mac 4.00% 2043[9]	4,385	4,491
Freddie Mac 4.00% 2043[9]	4,094	4,194
Freddie Mac 4.00% 2043[9]	2,196	2,259
Freddie Mac 4.00% 2043[9]	1,546	1,584
Freddie Mac 4.00% 2045[9]	25,150	25,761
Freddie Mac 4.00% 2046[9]	19,474	19,842
Freddie Mac 4.00% 2046[9]	14,775	15,067
Freddie Mac 4.00% 2046[9]	13,313	13,576
Freddie Mac 4.50% 2046[9]	11,674	12,117
Freddie Mac 4.50% 2046[9]	3,186	3,307
Freddie Mac 3.50% 2047[9]	38,234	37,913
Freddie Mac 3.50% 2047[9]	24,318	24,109
Freddie Mac 3.50% 2047[9]	22,102	21,928
Freddie Mac 3.50% 2047[9]	10,535	10,450
Freddie Mac 3.50% 2047[9]	1,803	1,787
Freddie Mac 4.00% 2047[9]	34,926	35,541
Freddie Mac 3.50% 2048[9,16]	81,000	80,236
Freddie Mac 4.00% 2048[9]	5,464	5,552
Freddie Mac 4.50% 2048[9,16]	3,788	3,923
Freddie Mac 4.50% 2048[9,16]	1,712	1,775
Freddie Mac, Series 2890, Class KT, 4.50% 2019[9]	722	722
Freddie Mac, Series 2289, Class NB, 9.00% 2022[9,10]	3	3
Freddie Mac, Series 2013-DN1, Class M1, (1-month USD-LIBOR + 3.40%) 5.464% 2023[9,10]	136	137
Freddie Mac, Series 2014-HQ2, Class M2, (1-month USD-LIBOR + 2.20%) 4.264% 2024[9,10]	4,572	4,710
Freddie Mac, Series 2015-HQ2, Class M2, (1-month USD-LIBOR + 1.95%) 4.014% 2025[9,10]	2,892	2,969
Freddie Mac, Series 3257, Class PA, 5.50% 2036[9]	2,740	2,984
Freddie Mac, Series 3286, Class JN, 5.50% 2037[9]	2,167	2,261
Freddie Mac, Series 3318, Class JT, 5.50% 2037[9]	1,186	1,237
Freddie Mac, Series K019, Class A2, Multi Family, 2.272% 2022[9]	8,000	7,788
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[9]	8,280	8,071
The Income Fund of America — Page 32 of 37

Bonds, notes & other debt instruments Mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K036, Class A1, Multi Family, 2.777% 2023[9]	$8,070	$8,000
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 2023[9]	9,150	9,299
Freddie Mac, Series K043, Class A2, Multi Family, 3.062% 2024[9]	10,000	9,902
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[9]	6,340	6,186
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[9]	7,695	7,549
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[9,10]	5,700	5,577
Freddie Mac, Series K070, Class A2, Multi Family, 3.303% 2027[9,10]	7,165	7,074
Freddie Mac, Series K072, Class A2, Multi Family, 3.444% 2027[9]	6,925	6,907
Freddie Mac, Series K073, Class A2, Multi Family, 3.35% 2028[9]	7,857	7,771
Freddie Mac, Series K075, Class A2, Multi Family, 3.65% 2028[9,10]	15,120	15,304
Freddie Mac, Series K077, Class A2, Multi Family, 3.90% 2028[9]	16,280	16,720
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[9]	8,965	9,239
Freddie Mac, Series K726, Class A2, Multi Family, 2.905% 2049[9]	10,265	10,116
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.25% 2056[9]	15,856	15,326
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 2.25% 2056[9]	15,450	15,171
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 2.50% 2056[9,10]	14,943	14,522
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[9]	14,910	14,476
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 2056[9]	1,753	1,707
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 2.50% 2057[9,10]	3,820	3,675
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[9]	2,955	2,909
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[9]	9,183	9,565
Government National Mortgage Assn. 4.50% 2041[9]	836	872
Government National Mortgage Assn. 3.50% 2048[9,16]	54,000	54,089
Government National Mortgage Assn. 4.00% 2048[9,16]	107,500	109,747
Government National Mortgage Assn. 4.00% 2048[9]	33,823	34,623
Government National Mortgage Assn. 4.00% 2048[9]	19,650	20,167
Government National Mortgage Assn. 4.00% 2048[9]	5,160	5,310
Government National Mortgage Assn. 4.50% 2048[9,16]	25,134	26,063
Government National Mortgage Assn. 4.50% 2048[9,16]	19,866	20,630
GSR Mortgage Loan Trust, Series 2004-2F, Class VIIA1, 4.50% 2019[9]	22	22
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2A1, 3.628% 2036[9,10]	3,878	3,518
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class AM, 5.372% 2047[9]	5,589	5,612
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[7,9]	2,634	2,688
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class AM, 6.114% 2040[9,10]	537	537
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A, 3.35% 2029[7,9]	8,745	8,767
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[7,9]	8,499	8,542
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6A, 3.766% 2036[9,10]	2,424	2,174
Towd Point Mortgage Trust, Series 2017-1, Class A1, 2.75% 2056[7,9,10]	18,146	17,844
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM, 6.009% 2051[9,10]	4,219	4,337
		2,555,124
Federal agency bonds & notes 0.61%
Fannie Mae 2.75% 2021	90,000	89,774
Fannie Mae 6.25% 2029	32,000	40,645
Federal Home Loan Bank 1.50% 2019	50,000	49,388
Federal Home Loan Bank 2.125% 2020	95,000	94,232
Federal Home Loan Bank 2.375% 2020	125,000	124,370
Freddie Mac 1.875% 2020	75,000	73,472
Freddie Mac 2.50% 2020	200,000	199,806
		671,687
The Income Fund of America — Page 33 of 37

Bonds, notes & other debt instruments Asset-backed obligations 0.13%	Principal amount (000)	Value (000)
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[7,9]	$8,000	$7,931
AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40% 2021[9]	6,000	5,987
Angel Oak Capital Advisors, LLC, Series 2013-9A, Class A1R, CLO, (3-month USD-LIBOR + 1.01%) 3.358% 2025[7,9,10]	1,194	1,194
Countryplace Manufactured Housing Contract, Series 2005-1, Class A4, AMBAC insured, 5.20% 2035[7,9,10]	878	906
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 2.212% 2037[9,10]	903	860
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 2.222% 2037[9,10]	1,591	1,534
Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.76% 2021[7,9]	279	279
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[7,9]	1,808	1,810
Drive Auto Receivables Trust, Series 2015-DA, Class C, 3.38% 2021[7,9]	2,598	2,602
Ford Credit Auto Owner Trust, Series 2017-1, Class A, 2.62% 2028[7,9]	19,975	19,488
Ford Credit Auto Owner Trust, Series 2017-2, Class A, 2.36% 2029[7,9]	9,065	8,697
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[7,9]	10,105	10,112
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[7,9]	25,910	25,399
Global SC Finance II SRL, Series 2017-1A, Class A, 3.85% 2037[7,9]	4,622	4,576
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class B, 2.57% 2023[9]	865	849
GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class C, 2.77% 2023[9]	605	592
Hertz Vehicle Financing LLC, Rental Car Asset-Backed Notes, Series 2018-1A, Class A, 3.29% 2024[7,9]	7,940	7,705
IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-H1, Class A1, FSA insured, (1-month USD-LIBOR + 0.16%) 2.224% 2037[9,10]	916	880
Santander Drive Auto Receivables Trust, Series 2015-2, Class C, 2.44% 2021[9]	8,319	8,313
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[9]	1,813	1,813
Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.66% 2021[9]	2,430	2,422
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[7,9]	4,145	4,082
Symphony CLO Ltd., Seriess 2013-12A, Class AR, CLO, (3-month USD-LIBOR + 1.03%) 3.369% 2025[7,9,10]	4,883	4,884
TAL Advantage V LLC, Series 2013-2A, Class A, 3.55% 2038[7,9]	9,093	9,009
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51% 2039[7,9]	2,150	2,130
TAL Advantage V LLC, Series 2017-1A, Class A, 4.50% 2042[7,9]	4,700	4,766
Triton Container Finance LLC, Series 2017-1A, Class A, 3.52% 2042[7,9]	4,670	4,567
Voya CLO Ltd., Series 2014-3A, Class A1R, CLO, (3-month USD-LIBOR + 0.72%) 3.055% 2026[7,9,10]	1,235	1,235
World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.14% 2020[9]	26	26
		144,648
Bonds & notes of governments & government agencies outside the U.S. 0.09%
CPPIB Capital Inc. 1.25% 2019[7]	3,900	3,837
CPPIB Capital Inc. 2.375% 2021[7]	8,000	7,894
Portuguese Republic 5.125% 2024	39,415	41,237
Qatar (State of) 3.875% 2023[7]	10,470	10,525
Qatar (State of) 4.50% 2028[7]	3,390	3,464
Qatar (State of) 5.103% 2048[7]	2,000	2,047
Saudi Arabia (Kingdom of) 2.875% 2023[7]	5,000	4,813
Saudi Arabia (Kingdom of) 4.00% 2025[7]	17,720	17,740
		91,557
Municipals 0.07% Illinois 0.05%
G.O. Bonds, Pension Funding Series 2003, 5.10% 2033[9]	52,665	51,207
California 0.02%
Various Purpose G.O. Bonds, Series 2010, 6.20% 2019	24,675	25,199
		76,406
The Income Fund of America — Page 34 of 37

Bonds, notes & other debt instruments Miscellaneous 0.02%	Principal amount (000)	Value (000)
Other bonds & notes in initial period of acquisition		$25,416
Total bonds, notes & other debt instruments (cost: $24,892,327,000)		24,789,073
Short-term securities 10.98%
Apple Inc. 2.01%–2.14% due 8/7/2018–10/16/2018[7]	$ 285,000	284,254
CAFCO, LLC 2.00%–2.27% due 8/15/2018–8/27/2018[7]	150,000	149,831
Chevron Corp. 1.99% due 8/2/2018[7]	50,000	49,995
CRC Funding, LLC 2.25% due 8/23/2018[7]	50,000	49,936
ExxonMobil Corp. 1.88%–2.02% due 8/8/2018–8/28/2018	230,700	230,498
Fannie Mae 1.85% due 8/6/2018	100,000	99,974
Federal Home Loan Bank 1.83%–2.00% due 8/1/2018–11/5/2018	3,099,100	3,091,810
Freddie Mac 1.91%–1.92% due 9/24/2018–10/4/2018	100,000	99,679
IBM Corp. 1.99% due 8/29/2018[7]	100,000	99,840
Intel Corp. 1.91% due 8/14/2018[7]	25,000	24,981
John Deere Capital Corp. 1.99% due 8/15/2018[7]	16,200	16,187
Jupiter Securitization Co., LLC 2.28% due 8/3/2018[7]	50,000	49,992
Paccar Financial Corp. 1.96% due 8/2/2018	26,000	25,997
PepsiCo Inc. 1.91% due 8/8/2018[7]	50,000	49,979
Pfizer Inc. 1.88%–1.97% due 8/1/2018–8/20/2018[7]	157,000	156,908
U.S. Treasury Bills 1.25%–2.34% due 8/2/2018–7/18/2019	7,695,650	7,583,663
Total short-term securities (cost: $12,066,917,000)		12,063,524
Total investment securities 100.38% (cost: $90,883,873,000)		110,261,088
Other assets less liabilities (0.38)%		(414,240)
Net assets 100.00%		$109,846,848
As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The Income Fund of America — Page 35 of 37

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 7/31/2018 (000)
Purchases (000)	Sales (000)
USD63,769	AUD87,000	Goldman Sachs	8/23/2018	$(877)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $151,669,000, which represented .14% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Security did not produce income during the last 12 months.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,187,162,000, which represented 4.72% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically.
[11]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $375,635,000, which represented .34% of the net assets of the fund.
[12]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[13]	Scheduled interest and/or principal payment was not received.
[14]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $689,000, which represented less than .01% of the net assets of the fund.
[15]	Index-linked bond whose principal amount moves with a government price index.
[16]	Purchased on a TBA basis.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Blackstone CQP Holdco LP, 6.50% 2021	3/6/2017-7/20/2018	$97,234	$97,833.09%
Blackstone CQP Holdco LP, 6.00% 2021	8/9/2017	20,000	20,000.02
Ascent Resources - Utica, LLC, Class A	4/25/2016-11/15/2016	56,848	35,269.03
White Star Petroleum Corp., Class A	6/30/2016	4,354	4,428.00
Rotech Healthcare Inc.	11/26/2017	19,660	1,086.00
Corporate Risk Holdings Corp.	9/1/2015	—	—	.00
Total private placement securities		$198,096	$158,616.14%

Key to abbreviations and symbol
ADR = American Depositary Receipts
AUD = Australian dollars
Auth. = Authority
CAD = Canadian dollars
CDI = CREST Depository Interest
CLO = Collateralized Loan Obligations
G.O. = General Obligation
GBP = British pounds
LIBOR = London Interbank Offered Rate
LOC = Letter of Credit
TBA = To-be-announced
USD/$ = U.S. dollars
The Income Fund of America — Page 36 of 37

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
©2018 Capital Group. All rights reserved.
333 S. Hope Street, Los Angeles, CA 90071 USA
MFGEFPX-006-0918O-S66023	The Income Fund of America — Page 37 of 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Income Fund of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Income Fund of America (the “Fund”), as of July 31, 2018, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of July 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

September 10, 2018

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	Effective May 28, 2018, the The Income Fund of America’s investment adviser implemented a new fixed income order management, trading, and compliance system. In connection with introducing this new system, additional automated and manual controls were implemented and some existing controls were modified. None of these changes were in response to any identified deficiency or weakness in the The Income Fund of America’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: September 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: September 28, 2018

By /s/ Hong T. Le
Hong T. Le, Treasurer and Principal Financial Officer

Date: September 28, 2018